UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Brian R. Wiedmeyer, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-6844
Registrant's telephone number, including area code

Date of fiscal year end: October 31, 2019

Date of reporting period:  April 30, 2019

Item 1. Reports to Stockholders.

Ticker Symbols
	Investor Class	Institutional Class	IS Class
Jackson Square	[Not available	[Not available
All-Cap Growth Fund	for purchase]	for purchase]	JSSSX

Jackson Square	[Not available
Global Growth Fund	for purchase]	JSPTX	JSPUX

Jackson Square
Large-Cap Growth Fund	JSPJX	JSPIX	DPLGX

Jackson Square	[Not available	[Not available
Select 20 Growth Fund	for purchase]	for purchase]	DPCEX

Jackson Square
SMID-Cap Growth Fund	JSMVX	JSMTX	DCGTX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.jspfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-844-577-3863 or by sending an e-mail request to info@jspfunds.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 1-844-577-3863 or send an email request to info@jspfunds.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all Funds held with the fund complex if you invest directly with a Fund.

Semi-Annual Report
www.jspfunds.com	April 30, 2019

Jackson Square Funds

June, 2019

Dear Shareholders:

Jackson Square Partners, LLC (“Jackson Square”), a U.S. registered investment adviser, is the adviser to the Jackson Square All-Cap Growth Fund, Jackson Square Global Growth Fund, Jackson Square Large-Cap Growth Fund, Jackson Square Select 20 Growth Fund, and Jackson Square SMID-Cap Growth Fund.

Market Outlook

After significant positive absolute returns in the equity market over the past several years, sporadic volatility emerged during 2018, most notably in the fourth quarter. The volatility appeared to be both technical and fundamental, leaving investors continuing to struggle with accurately predicting the pace of global economic activity and assessing external factors that threaten economic fundamentals, such as central bank actions and fiscal policy debates across the globe. During the first quarter of 2019, the equity markets reversed course and resumed its multi-year run of strong absolute markets and elevated risk appetites. Previous market corrections over the past several years tended to be relatively quick, only to reverse before getting to any sustained level of investor risk aversion.  This again seems to be the case as the 2019 year begins, and investors are focused on the interplay between technical and fundamental factors to determine whether the long, post-financial crisis economic and equity market recovery has come to an end or whether the late 2018 sell off will prove to be transitory.

Adding to investor consideration is President Trump’s unconventional style as a head of state and various controversies surrounding his administration that may hamper significant policy change.  While the completion of the Mueller Report has so far passed with little controversy and disruption, we are mindful of the potential macroeconomic implications of President Trump’s policy positions, including his comments and public positioning on global trade negotiations with China and with political posturing on preferred candidates to be added to the Federal Reserve Board of Governors.  We believe it is too early to determine the long term magnitude of such outcomes but we will closely monitor President Trump’s tenure with a keen eye on the execution of significant policy shifts.

Nonetheless, regardless of policy outcomes and of oscillating investor sentiment in any given period, we remain consistent in our long-term investment philosophy:

We want to own what we view as strong secular-growth companies with solid business models and competitive positions that we believe can grow market share and have the potential to deliver shareholder value in a variety of market environments.

Jackson Square All-Cap Growth Fund

Jackson Square All-Cap Growth

For the period November 1, 2018 through April 30, 2019 (the “Period”), the Jackson Square All-Cap Growth Fund IS Class shares returned 13.44%. These figures reflect all distributions reinvested. During the Period, the Fund’s benchmark, the Russell 3000® Growth Index, returned 11.81%. Strong relative performance in information technology and consumer staples overcame weak relative performance in communication services and industrials. On a stock specific level, the following were the most significant contributors and detractors during the period.

LiveRamp Holdings, Inc., a global technology and enablement services company, was a contributor to performance during the period. The company’s recent earnings showed total revenue of $80mm, up 35% from the prior year period. Further, LiveRamp’s subscription business grew 42%, driven by the continued strength of its enterprise and agency channels. We continue to believe that the company is well-positioned to drive value over the long-term given the combination of new management, an attractive SaaS data platform, and a strong balance sheet with excess cash.

Portola Pharmaceuticals, Inc., a clinical stage biotechnology company that researches, develops and commercializes drugs, was a contributor to performance during the period. The company received FDA approval for the expanded supply of its lead drug AndexXa on the final day of 4Q18, and the company has seen its stock price appreciate since. We believe Portola represents an evergreen asset with little competition in a therapeutic area, and as such should drive value over the long-term.

Take-Two Interactive Software, Inc. a publisher and distributor of video games, was a detractor from performance during the period.  While the Company’s results and execution have continued to exceed expectations, the stock underperformed due to (i) stock correlation to peers Electronic Arts and Activision whose results missed consensus expectations and have disappointed investors for several quarters in a row and (ii) market concerns that “free-to-play” monetization mechanisms will undermine the Porter 5 of the console gaming industry, which we believe is untrue. Therefore, despite transitory choppiness, the fundamentals remain compelling and our long-term thesis remains unchanged, with Take-Two in the early innings of its journey towards increased scale, profitability, and diversification, all of which is being underappreciated by the market.  Additionally, the company’s balance sheet remains strong with $1.6bn in cash and short-term investments and zero debt.

FedEx Corporation underperformed after the company announced disappointing earnings guidance due to international express weakness and slow but continued recovery from a cybersecurity attack in 2017. Additionally, the perceived threat, perhaps overblown, posed by Amazon Air to FedEx’s competitive position has been an overhang on the stock, as the market fears the company’s fundamentals could be negatively impacted over the long-term. While we acknowledge FedEx’s undemanding valuation and dominant competitive position (in a global duopoly as one of the few delivery and logistics players with both scale and scope), the international weakness observed in recent results indicates a further deceleration in fundamentals. Further, recent senior management changes have undermined our confidence in the company’s ability to successfully manage through these challenges. Therefore we exited the position in early 2019.

Jackson Square All-Cap Growth Fund

Value of $1,000,000 Investment (Unaudited)

The chart assumes an initial investment of $1,000,000. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return as of April 30, 2019

	1 year	Since Inception(1)
IS Class	18.23%	14.75%
Russell 3000® Growth Index(2)	16.61%	19.07%

(1)	The IS Class commenced operations on September 19, 2016.
(2)
The Russell 3000® Growth Index measures the growth segment of the U.S. equity universe.  It includes those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. One cannot invest directly in an Index.

Jackson Square All-Cap Growth Fund

Sector Allocation(1) (Unaudited)
As of April 30, 2019
(% of Net Assets)

Top Ten Equity Holdings(1) (Unaudited)
As of April 30, 2019
(% of Net Assets)

Microsoft	8.2%
LiveRamp Holdings	7.6%
New York Times – Class A	7.1%
Autodesk	3.4%
Dollar Tree	3.3%
IQVIA Holdings	3.2%
KKR & Co. – Class A	3.2%
Hasbro	2.8%
Take-Two Interactive Software	2.6%
Applied Materials	2.4%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Jackson Square Global Growth Fund

Jackson Square Global Growth

For the period November 1, 2018 through April 30, 2019 (the “Period”), the Jackson Square Global Growth Fund IS Class shares returned 11.21%. The Fund’s Institutional shares returned 11.27%. These figures reflect all distributions reinvested. During the Period, the Fund’s benchmark, the MSCI All Country World Index (Net Dividends), returned 9.37%.  Strong relative performance in information technology and consumer discretionary offset weak relative performance in health care and communication services. On a stock specific level, the following were the most significant contributors and detractors during the period.

MercadoLibre, Inc., a top online retailer in Latin America, was a contributor to performance during the period. The stock has appreciated since the company announced earnings in February, which showed the 19th consecutive quarter of consolidated gross billings growth above 60% year-over-year. This growth was attributed in part to improved monetization on marketplaces and continued execution of off-platform revenue streams, namely payments. Overall, as the digital marketplace leader in Latin America, we believe that MercadoLibre is well positioned to benefit from the secular growth of ecommerce within the region.

Mastercard Incorporated was a contributor to performance during the period. The company has reported a string of positive earnings, announcing in the fall that quarterly net revenues increased 17% on a year-over-year basis. Additionally, the company revised its three-year performance estimates higher, and we believe operating margins will continue to expand in the near to medium-term. More broadly, there is an inexorable payment trend away from paper currency and checks toward electronic payments (credit and debit) that is still in its early innings globally. We believe that Mastercard is well-positioned to take advantage of that trend, while the incremental capital investment required to grow is minimal, generating attractive incremental return on invested capital.

Otsuka Holdings Co., Ltd., a global pharmaceutical and nutrition company, was a detractor from performance during the period. While 2019 guidance issued in February was in line with expectations on revenue, it was below expectations in earnings before interest and taxes, due to temporarily higher research & development spending. This, recent unknowns around pipeline, and the firm’s upcoming mid-term plan and 5 year guidance numbers, have created enough complexity to give some investors reason to exercise caution. Nonetheless, we remain confident in our thesis on a growing base business, underpinned by Jynarque, and tremendous pipeline optionality over the next two years.

Haemonetics Corporation, an automated blood collection device company, was a detractor from performance. In recent earnings, the company slightly underperformed consensus topline expectations.  However, the miss has been driven by the legacy blood center business declining more than expectations. Within the plasma segment, which is the thesis driver and represents 54% of revenues, North America grew a very strong 21%. We believe Haemontics’ advantaged business model creates a win-win for both the customer and for the company. Additionally, we believe its business mix shift towards high-growth plasma and away from its terminally declining legacy blood center will drive alpha over the long-term.

Jackson Square Global Growth Fund

Value of $1,000,000 Investment (Unaudited)

The chart assumes an initial investment of $1,000,000. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return as of April 30, 2019

	1 year	Since Inception(1)
IS Class	13.96%	15.82%
Institutional Class	13.97%	15.79%
MSCI All Country World Index(2)	5.06%	11.72%

(1)	Both the IS Class and Institutional Class commenced operations on September 19, 2016.
(2)
The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets worldwide. One cannot invest directly in an Index.

Jackson Square Global Growth Fund

Country Allocation(1) (Unaudited)
As of April 30, 2019
(% of Net Assets)

Top Ten Equity Holdings(1) (Unaudited)
As of April 30, 2019
(% of Net Assets)

Microsoft	4.6%
New York Times – Class A	4.4%
Mastercard – Class A	4.1%
Airbus	4.0%
IQVIA Holdings	3.9%
Visa – Class A	3.8%
LiveRamp Holdings	3.5%
Experian	3.2%
PayPal Holdings	3.1%
CME Group	2.9%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Jackson Square Large-Cap Growth Fund

Jackson Square Large-Cap Growth

For the period November 1, 2018 through April 30, 2019 (the “Period”), the Jackson Square Large-Cap Growth Fund IS Class shares returned 11.35%. The Fund’s Institutional shares returned 11.30% at net asset value and Investor shares returned 11.22%.  These figures reflect all distributions reinvested. During the Period, the Fund’s benchmark, the Russell 1000® Growth Index, returned 12.09%. Strong relative performance in information technology and consumer staples was unable to overcome weak relative performance in financials and communication services. On a stock specific level, the following were the most significant contributors and detractors during the period.

Autodesk, Inc., a software company for the architecture, engineering, construction, manufacturing, media, and entertainment industries, was a contributor to performance during the period. The company’s 2018 revenues of nearly $2.6bn were the highest in the company’s history. 95% of this revenue was recurring and has continued to stabilize. We believe Autodesk’s change in management and shift in business model to cloud based services will likely continue to drive value over the long-term.

PayPal Holdings, Inc., a key supply chain participant in the electronic payments industry, was a contributor to performance during the period. The company has continued to drive alpha given a spate of positive news. Most recently, alongside positive earnings results, the company announced new strategic partnerships with some of the world’s largest marketplaces and platforms including Instagram and MercadoLibre. Further, PayPal’s core payment product continues to show significant growth by expanding its reach into physical merchants, via Venmo and PayPal, and by increasing infrastructure offerings to other payment companies, via Braintree.

Take-Two Interactive Software, Inc. a publisher and distributor of video games, was a detractor from performance during the period.  While the Company’s results and execution have continued to exceed expectations, the stock underperformed due to (i) stock correlation to peers Electronic Arts and Activision whose results missed consensus expectations and have disappointed investors for several quarters in a row and (ii) market concerns that “free-to-play” monetization mechanisms will undermine the Porter 5 of the console gaming industry, which we believe is untrue. Therefore, despite transitory choppiness, the fundamentals remain compelling and our long-term thesis remains unchanged, with Take-Two in the early innings of its journey towards increased scale, profitability, and diversification, all of which is being underappreciated by the market.  Additionally, the company’s balance sheet remains strong with $1.6bn in cash and short-term investments and zero debt.

Biogen, Inc., a biotechnology company focused on neurodegenerative diseases was a detractor from performance during the period. The company announced it is discontinuing trials on what looked like a promising, high profile treatment for Alzheimer’s, a disease which continues to have very limited treatment options. We believe the stock is overreacting at least somewhat given the disappointing clinical results that led to the halting of this high-profile drug.  While we continue to believe there is intrinsic business value in Biogen’s extant business and the rest of its pipeline, we are reassessing our stock thesis in order to make a final decision on the appropriate go-forward exposure to the name, which could result in a different weighting in the portfolio, or perhaps an outright exit.

Jackson Square Large-Cap Growth Fund

Value of $1,000,000 Investment (Unaudited)

The chart assumes an initial investment of $1,000,000. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return as of April 30, 2019

	1 year	5 years	10 years	Since Inception(1)
IS Class	13.88%	10.85%	15.59%	8.90%
Institutional Class	13.83%	10.77%	15.49%	8.80%
Investor Class	13.59%	10.50%	15.21%	8.53%
Russell 1000® Growth Index(2)	17.43%	14.50%	16.96%	10.71%

(1)
The IS Class commenced operations on November 1, 2005, and the Institutional Class and Investor Class shares commenced operations on September 19, 2016. Performance for the Institutional Class and Investor Class prior to the inception of each class is based on the performance of the IS Class shares, adjusted for higher expense applicable to each class’ shares.

(2)
The Russell 1000® Growth Index measures the performance of the large cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. One cannot invest directly in an Index.

Jackson Square Large-Cap Growth Fund

Sector Allocation(1) (Unaudited)
As of April 30, 2019
(% of Net Assets)

Top Ten Equity Holdings(1) (Unaudited)
As of April 30, 2019
(% of Net Assets)

Microsoft	9.9%
Dollar Tree	5.6%
IQVIA Holdings	5.4%
KKR & Co. – Class A	4.8%
Autodesk	4.2%
Hasbro	4.1%
PayPal Holdings	4.1%
Charter Communications – Class A	4.0%
Mastercard – Class A	3.9%
Visa – Class A	3.7%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Jackson Square Select 20 Growth Fund

Jackson Square Select 20 Growth

For the period November 1, 2018 through April 30, 2019 (the “Period”), the Jackson Square Select 20 Growth Fund IS Class shares returned 12.09%. These figures reflect all distributions reinvested. During the Period, the Fund’s benchmark, the Russell 3000® Growth Index, returned 11.81%. For the period, the fund outperformed its benchmark, the Russell 3000® Growth. On a stock specific level, the following were the most significant contributors and detractors during the period.

Autodesk, Inc., a software company for the architecture, engineering, construction, manufacturing, media, and entertainment industries, was a contributor to performance during the period. The company’s 2018 revenues of nearly $2.6bn were the highest in the company’s history. 95% of this revenue was recurring and has continued to stabilize. We believe Autodesk’s change in management and shift in business model to cloud based services will continue to drive value over the long-term.

LiveRamp Holdings, Inc., a global technology and enablement services company, was a contributor to performance during the period. The company’s recent earnings showed total revenue of $80mm, up 35% from the prior year period. Further, LiveRamp’s subscription business grew 42%, driven by the continued strength of its enterprise and agency channels. We continue to believe that the company is well-positioned to drive value over the long-term given the combination of new management, an attractive SaaS data platform, and a strong balance sheet with excess cash.

Take-Two Interactive Software, Inc. a publisher and distributor of video games, was a detractor from performance during the period.  While the Company’s results and execution have continued to exceed expectations, the stock underperformed due to (i) stock correlation to peers Electronic Arts and Activision whose results missed consensus expectations and have disappointed investors for several quarters in a row and (ii) market concerns that “free-to-play” monetization mechanisms will undermine the Porter 5 of the console gaming industry, which we believe is untrue. Therefore, despite transitory choppiness, the fundamentals remain compelling and our long-term thesis remains unchanged, with Take-Two in the early innings of its journey towards increased scale, profitability, and diversification, all of which is being underappreciated by the market.  Additionally, the company’s balance sheet remains strong with $1.6bn in cash and short-term investments and zero debt.

Biogen, Inc., a biotechnology company focused on neurodegenerative diseases was a detractor from performance during the period. The company announced it is discontinuing trials on what looked like a promising, high profile treatment for Alzheimer’s, a disease which continues to have very limited treatment options. We believe the stock is overreacting at least somewhat given the disappointing clinical results that led to the halting of this high-profile drug.  While we continue to believe there is intrinsic business value in Biogen’s extant business and the rest of its pipeline, we are reassessing our stock thesis in order to make a final decision on the appropriate go-forward exposure to the name, which could result in a different weighting in the portfolio, or perhaps an outright exit.

Jackson Square Select 20 Growth Fund

Value of $1,000,000 Investment (Unaudited)

The chart assumes an initial investment of $1,000,000. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return as of April 30, 2019

	1 year	5 years	10 years	Since Inception(1)
IS Class	16.95%	9.60%	14.65%	3.54%
Russell 3000® Growth Index(2)	16.61%	14.17%	16.83%	4.46%

(1)	The IS Class commenced operations March 31, 2000.
(2)
The Russell 3000® Growth Index measures the growth segment of the U.S. equity universe.  It includes those Russell 3000® Index composites with higher price-to-book ratios and higher forecasted growth values. One cannot invest directly in an Index.

Jackson Square Select 20 Growth Fund

Sector Allocation(1) (Unaudited)
As of April 30, 2019
(% of Net Assets)

Top Ten Equity Holdings(1) (Unaudited)
As of April 30, 2019
(% of Net Assets)

Microsoft	10.6%
LiveRamp Holdings	7.3%
New York Times – Class A	6.3%
Autodesk	6.2%
TripAdvisor	6.1%
Visa – Class A	6.0%
Liberty Global – Series C	5.3%
GCI Liberty – Class A	4.9%
Applied Materials	4.6%
IQVIA Holdings	4.6%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Jackson Square SMID-Cap Growth Fund

Jackson Square SMID-Cap Growth

For the period November 1, 2018 through April 30, 2019 (the “Period”), the Jackson Square SMID-Cap Growth Fund IS Class shares returned 19.03% (the “Period”). The Fund’s Institutional shares returned 19.14% at net asset value and Investor shares returned 18.92% during the same Period. These figures reflect all distributions reinvested. During the Period, the Fund’s benchmark, the Russell 2500® Growth Index, returned 11.86%.  Strong relative performance in information technology and financials overcame weak relative performance in communication services. On a stock specific level, the following were the most significant contributors and detractors during the period.

Paycom Software, Inc., an online payroll and human resource technology company, was a contributor to performance during the period. The company reported fourth quarter earnings, posting a beat and a raise to guidance. The quarter’s revenues of $150.3mm represented 32% year-over-year growth, while 2018’s revenue of $566.3mm was a 31% increase compared to 2017. We continue to believe Paycom is a unique human resources software business with strong profitability that is taking share from legacy incumbents due to its SaaS platform and unique sales culture led by the company’s founder.

LendingTree, Inc., an online loan marketplace, was a contributor to performance during the period. Recent mortgage data has encouraged investors to question the pervading bear thesis around the lending industry. While the prospect for higher interest rates remains a concern and mortgage activity is relatively low, the recent decrease in mortgage rates has allowed individuals to refinance or purchase a home more quickly and to lock-in costs. We continue to believe that LendingTree will not only continue to be a leader in online loan referrals, but should also strengthen its business model by successfully diversifying its product offerings.

Coupa Software, Inc. a cloud platform for business spend management, was a contributor to performance during the period. The company has agreed to acquire Exari for $215mm in cash. The company has developed a robust contract lifecycle management software system, which should add significant and complementary capabilities to Coupa Software as it seeks to make gains from enterprise spend managers. We believe that Coupa Software is moving rapidly from an early stage disruptor start-up to a gold-standard choice for procurement teams in large enterprises.

Wix.com Ltd., a cloud-based web development platform, was a contributor to performance during the period. The stock has benefited from strong sector returns as investors have cycled back into information technology. We believe Wix is well positioned to capture incremental user growth at the expense of its competitors due to its superior search engine optimization and third-party reviews. Longer–term, we believe the growth opportunity for the company remains attractive, due in part to the fact that there are over 400 million small and medium businesses, the majority of which have yet to obtain an online presence.

Jackson Square SMID-Cap Growth Fund

Value of $1,000,000 Investment (Unaudited)

The chart assumes an initial investment of $1,000,000.  Performance reflects waivers of fee and operating expenses in effect.  In the absence of such waivers, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost.  Performance assumes the reinvestment of capital gains and income distributions.  The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Returns as of April 30, 2019

	1 year	5 years	10 years	Since Inception(1)
IS Class	22.47%	15.45%	19.63%	11.96%
Institutional Class	22.59%	15.39%	19.54%	11.86%
Investor Class	22.17%	15.07%	19.23%	11.58%
Russell 2500® Growth Index(2)	12.02%	11.27%	16.28%	9.92%

(1)
The IS Class commenced operations on December 1, 2003, the Institutional Class commenced operations on September 16, 2016 and the Investor Class commenced operations on September 19, 2016. Performance of the Institutional Class and Investor Class prior to inception of each class is based on the performance of the IS Class, adjusted for the higher expenses applicable to each class’ shares.

(2)
The Russell 2500® Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe.  It includes those Russell 2500® companies with higher price-to-book ratios and higher forecasted growth values. One cannot invest directly in an Index.

Jackson Square SMID-Cap Growth Fund

Sector Allocation(1) (Unaudited)
As of April 30, 2019
(% of Net Assets)

Top Ten Equity Holdings(1) (Unaudited)
As of April 30, 2019
(% of Net Assets)

New York Times – Class A	6.8%
LiveRamp Holdings	6.2%
Equity Commonwealth – REIT	5.1%
j2 Global	4.8%
Bio-Techne	4.7%
Paycom Software	4.7%
Wix.com	4.4%
GCI Liberty – Class A	4.0%
Dunkin’ Brands Group	4.0%
LendingTree	3.7%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Jackson Square Funds

Expense Examples (Unaudited)
April 30, 2019

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, shareholder servicing fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2018 – April 30, 2019).

ACTUAL EXPENSES
For each class, the first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the tables for each class are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds, In addition, if transactional costs were included, your costs may have been higher.

All-Cap Growth Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	(11/1/2018)	(4/30/2019)	(11/1/2018 to 4/30/2019)
IS Class Actual(2)	$1,000.00	$1,134.40	$4.76
IS Class Hypothetical
(5% return before expenses)	$1,000.00	$1,020.33	$4.51

(1)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.90% for the IS Class, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

(2)	Based on the actual returns for the six-month period ended April 30, 2019 of 13.44% for the IS Class.

Jackson Square Funds

Expense Examples (Unaudited) – Continued
April 30, 2019

Global Growth Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	(11/1/2018)	(4/30/2019)	(11/1/2018 to 4/30/2019)
IS Class Actual(2)	$1,000.00	$1,112.10	$5.50
IS Class Hypothetical
(5% return before expenses)	$1,000.00	$1,019.59	$5.26
Institutional Class Actual(2)	$1,000.00	$1,112.70	$5.50
Institutional Class Hypothetical
(5% return before expenses)	$1,000.00	$1,019.59	$5.26

(1)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.05% and 1.05% for the IS Class and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

(2)	Based on the actual returns for the six-month period ended April 30, 2019 of 11.21% and 11.27% for the IS Class and Institutional Class, respectively.

Large-Cap Growth Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(3)
	(11/1/2018)	(4/30/2019)	(11/1/2018 to 4/30/2019)
IS Class Actual(4)	$1,000.00	$1,113.50	$3.35
IS Class Hypothetical
(5% return before expenses)	$1,000.00	$1,021.62	$3.21
Institutional Class Actual(4)	$1,000.00	$1,113.00	$3.35
Institutional Class Hypothetical
(5% return before expenses)	$1,000.00	$1,021.62	$3.21
Investor Class Actual(4)	$1,000.00	$1,112.20	$4.66
Investor Class Hypothetical
(5% return before expenses)	$1,000.00	$1,020.38	$4.46

(3)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.64%, 0.64% and 0.89% for the IS Class, Institutional Class and Investor Class, respectively, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

(4)	Based on the actual returns for the six-month period ended April 30, 2019 of 11.35%, 11.30% and 11.22% for the IS Class, Institutional Class and Investor Class, respectively.

Jackson Square Funds

Expense Examples (Unaudited) – Continued
April 30, 2019

Select 20 Growth Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	(11/1/2018)	(4/30/2019)	(11/1/2018 to 4/30/2019)
IS Class Actual(2)	$1,000.00	$1,120.90	$4.58
IS Class Hypothetical
(5% return before expenses)	$1,000.00	$1,020.48	$4.36

(1)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.87% for the IS Class, respectively, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

(2)	Based on the actual returns for the six-month period ended April 30, 2019 of 12.09% for the IS Class, respectively.

SMID-Cap Growth Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(3)
	(11/1/2018)	(4/30/2019)	(11/1/2018 to 4/30/2019)
IS Class Actual(4)	$1,000.00	$1,190.30	$4.72
IS Class Hypothetical
(5% return before expenses)	$1,000.00	$1,020.48	$4.36
Institutional Class Actual(4)	$1,000.00	$1,191.40	$5.16
Institutional Class Hypothetical
(5% return before expenses)	$1,000.00	$1,020.28	$4.76
Investor Class Actual(4)	$1,000.00	$1,189.20	$6.62
Investor Class Hypothetical
(5% return before expenses)	$1,000.00	$1,018.74	$6.11

(3)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.87%, 0.95% and 1.22% for the IS Class, Institutional Class and Investor Class, respectively, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

(4)	Based on the actual returns for the six-month period ended April 30, 2019 of 19.03%, 19.14% and 18.92% for the IS Class, Institutional Class and Investor Class, respectively.

Jackson Square All-Cap Growth Fund

Schedule of Investments (Unaudited)
April 30, 2019

Description	Shares	Value

COMMON STOCKS – 96.7%

Consumer Discretionary – 26.1%#
Cars.com*	508	$10,571
Charter Communications – Class A*	388	144,022
Dollar General	536	67,584
Dollar Tree*	1,804	200,749
Dunkin’ Brands Group	536	40,002
GCI Liberty – Class A*	468	27,902
Hasbro	1,648	167,865
Liberty Global – Series A* (a)	1,659	44,810
Liberty Global – Series C* (a)	3,299	86,269
Liberty TripAdvisor Holdings – Series A*	9,044	133,309
New York Times – Class A	12,954	429,425
Papa John’s International	2,003	102,473
Stitch Fix – Class A*	221	5,890
TripAdvisor*	2,192	116,680
Wyndham Hotels & Resorts	56	3,120
		1,580,671
Consumer Staples – 1.8%
Constellation Brands – Class A	506	107,105

Energy – 0.3%
Kinder Morgan	856	17,009

Financial Services – 16.8%
Affiliated Managers Group	63	6,988
Charles Schwab	3,046	139,446
CME Group	678	121,294
Crown Castle International – REIT	238	29,936
Equity Commonwealth – REIT	1,635	51,993
KKR & Co. – Class A	7,854	192,030
LendingTree*	100	38,482
Mastercard – Class A	486	123,561
PayPal Holdings*	1,043	117,619
Redfin*	3,534	73,083
Visa – Class A	753	123,816
		1,018,248
Health Care – 10.8%
ABIOMED*	147	40,779
AMAG Pharmaceuticals*	1,700	18,972
Biogen*	279	63,958
Evolent Health – Class A*	558	7,561

See Notes to the Financial Statements

Jackson Square All-Cap Growth Fund

Schedule of Investments (Unaudited) – Continued
April 30, 2019

Description	Shares	Value

COMMON STOCKS – 96.7% (Continued)

Health Care – 10.8% (Continued)
Haemonetics*	356	$31,072
HealthEquity*	539	36,517
Illumina*	223	69,576
IQVIA Holdings*	1,412	196,127
Nevro*	100	6,171
Portola Pharmaceuticals*	1,972	69,611
UnitedHealth Group	496	115,603
		655,947
Industrials – 1.0%
Safran (a)(b)	417	60,783

Materials & Processing – 0.8%
Ball	850	50,949

Producer Durables – 3.4%
Airbus (a)(b)	228	31,220
Boeing	130	49,100
Expeditors International of Washington	450	35,739
Experian (a)(b)	421	12,255
United Technologies	543	77,437
		205,751
Technology – 34.7%#
Alibaba Group Holding – ADR*	124	23,011
Alphabet – Class A*	18	21,581
Alphabet – Class C*	27	32,089
Amadeus IT Group (a)(b)	63	5,021
Applied Materials	3,303	145,563
Arco Platform – Class A*	398	12,788
Arista Networks*	292	91,189
ASML Holding (a)(b)	53	11,067
Autodesk*	1,150	204,941
Coupa Software*	315	32,549
Farfetch – Class A*	935	23,169
Guidewire Software*	85	9,052
IHS Markit*	697	39,910
IPG Photonics*	67	11,707
LiveRamp Holdings*	7,943	463,315
Logitech International (a)(b)	1,016	39,813
Microsoft	3,806	497,064
Paycom Software*	37	7,494

See Notes to the Financial Statements

Jackson Square All-Cap Growth Fund

Schedule of Investments (Unaudited) – Continued
April 30, 2019

Description	Shares	Value

COMMON STOCKS – 96.7% (Continued)

Technology – 34.7%# (Continued)
Samsung Electronics (a)(b)	150	$5,897
Samsung Electronics – GDR (b)	18	17,818
Take-Two Interactive Software*	1,605	155,412
Ubisoft Entertainment* (a)(b)	85	8,121
Varonis Systems*	1,759	125,153
Wix.com*	706	94,717
Yelp*	517	20,711
		2,099,152
Utilities – 1.0%
j2 Global	698	61,159
TOTAL COMMON STOCKS
(Cost $4,746,825)		5,856,774
Total Investments – 96.7%
(Cost $4,746,825)		5,856,774
Other Assets and Liabilities, Net – 3.3%		202,391
Total Net Assets – 100.0%		$6,059,165

#	As of April 30, 2019, the Fund had a significant portion of its assets invested in this sector and therefore is subject to additional risks. See Note 10 in Notes to the Financial Statements.
*	Non-income producing security.
(a)	Foreign Security.
(b)	Level 2 Security.
ADR – American Depositary Receipt
GDR – Global Depositary Receipt
REIT – Real Estate Investment Trust
See Notes to the Financial Statements

Jackson Square Global Growth Fund

Schedule of Investments (Unaudited)
April 30, 2019

Description	Shares	Value

COMMON STOCKS – 98.7%

Brazil – 6.9%
Arco Platform – Class A*	5,975	$191,977
Localiza Rent a Car	29,188	271,625
MercadoLibre*	643	311,302
		774,904
China/Hong Kong – 1.9%
Alibaba Group Holding – ADR*	1,186	220,086

Denmark – 2.7%
DSV (a)	3,344	309,881

France – 8.6%
Airbus (a)	3,341	457,484
Safran (a)	1,909	278,259
Ubisoft Entertainment* (a)	2,479	236,840
		972,583
Israel – 2.0%
Wix.com*	1,696	227,535

Japan – 4.0%
MonotaRO (a)	9,637	221,917
Otsuka Holdings (a)	6,483	231,765
		453,682
Netherlands – 2.9%
ASML Holding (a)	1,556	324,911

South Korea – 2.3%
Samsung Electronics (a)	6,590	259,101

Spain – 2.4%
Amadeus IT Group (a)	3,384	269,695

United Kingdom – 14.9%
Bunzl (a)	9,015	271,903
Experian (a)	12,276	357,341
IHS Markit*	4,414	252,746
InterContinental Hotels Group (a)	4,027	260,830
Intertek Group (a)	3,925	274,530
Liberty Global – Series C*	10,117	264,559
		1,681,909

See Notes to the Financial Statements

Jackson Square Global Growth Fund

Schedule of Investments (Unaudited) – Continued
April 30, 2019

Description	Shares	Value

COMMON STOCKS – 98.7% (Continued)

United States – 50.1%
Biogen*	661	$151,528
CME Group	1,838	328,818
Guidewire Software*	2,275	242,287
Haemonetics*	3,498	305,305
HealthEquity*	2,671	180,960
Illumina*	662	206,544
IPG Photonics*	1,816	317,310
IQVIA Holdings*	3,149	437,396
KKR & Co. – Class A	12,646	309,195
LiveRamp Holdings*	6,877	401,135
Mastercard – Class A	1,833	466,022
Microsoft	3,944	515,086
New York Times – Class A	15,162	502,620
PayPal Holdings*	3,098	349,361
TripAdvisor*	4,669	248,531
UnitedHealth Group	1,179	274,790
Visa – Class A	2,644	434,753
		5,671,641
TOTAL COMMON STOCKS
(Cost $8,578,338)		11,165,928
Total Investments – 98.7%
(Cost $8,578,338)		11,165,928
Other Assets and Liabilities, Net – 1.3%		151,406
Total Net Assets – 100.0%		$11,317,334

*	Non-income producing security.
(a)	Level 2 Security.
ADR – American Depositary Receipt

See Notes to the Financial Statements

Jackson Square Global Growth Fund

Schedule of Investments (Unaudited) – Continued
April 30, 2019

At April 30, 2019, the sector diversification for the Fund was as follows:
% of
Sector	Net Assets
Technology#	33.3%
Financial Services	16.7%
Health Care	15.8%
Producer Durables	14.8%
Consumer Discretionary	13.2%
Industrials	4.9%
Other Assets and Liabilities, Net	1.3%
Total	100.0%

#	As of April 30, 2019, the Fund had a significant portion of its assets invested in this sector and therefore is subject to additional risks. See Note 10 in Notes to the Financial Statements.

See Notes to the Financial Statements

Jackson Square Large-Cap Growth Fund

Schedule of Investments (Unaudited)
April 30, 2019

Description	Shares	Value

COMMON STOCKS – 98.4%

Consumer Discretionary – 23.9%
Charter Communications – Class A*	13,544	$5,027,397
Dollar General	29,391	3,705,911
Dollar Tree*	62,889	6,998,288
Hasbro	50,579	5,151,977
Liberty Global – Series A* (a)	28,402	767,138
Liberty Global – Series C* (a)	158,181	4,136,433
TripAdvisor*	76,007	4,045,853
		29,832,997
Consumer Staples – 3.6%
Constellation Brands – Class A	21,465	4,543,496

Financial Services – 23.8%
Charles Schwab	82,571	3,780,100
CME Group	16,146	2,888,519
Crown Castle International – REIT	19,227	2,418,372
KKR & Co. – Class A	243,438	5,952,059
Mastercard – Class A	19,319	4,911,663
PayPal Holdings*	44,976	5,071,944
Visa – Class A	28,391	4,668,332
		29,690,989
Health Care – 12.9%
Biogen*	10,657	2,443,011
Illumina*	9,166	2,859,792
IQVIA Holdings*	48,294	6,708,036
UnitedHealth Group	17,317	4,036,073
		16,046,912
Materials & Processing – 3.0%
Ball	62,656	3,755,601

Producer Durables – 2.9%
United Technologies	25,085	3,577,372

Technology – 28.3%#
Alibaba Group Holding – ADR*	11,365	2,109,003
Alphabet – Class A*	2,717	3,257,574
Alphabet – Class C*	460	546,701
Applied Materials	99,920	4,403,474
Arista Networks*	11,172	3,488,904
Autodesk*	29,469	5,251,671

See Notes to the Financial Statements

Jackson Square Large-Cap Growth Fund

Schedule of Investments (Unaudited) – Continued
April 30, 2019

Description	Shares	Value

COMMON STOCKS – 98.4% (Continued)

Technology – 28.3%# (Continued)
Microsoft	94,277	$12,312,576
Take-Two Interactive Software*	39,974	3,870,683
		35,240,586
TOTAL COMMON STOCKS
(Cost $100,406,356)		122,687,953
Total Investments – 98.4%
(Cost $100,406,356)		122,687,953
Other Assets and Liabilities, Net – 1.6%		1,941,432
Total Net Assets – 100.0%		$124,629,385

*	Non-income producing security.
(a)	Foreign Security.
#	As of April 30, 2019, the Fund had a significant portion of its assets invested in this sector and therefore is subject to additional risks. See Note 10 in Notes to the Financial Statements.
ADR – American Depositary Receipt
REIT – Real Estate Investment Trust
See Notes to the Financial Statements

Jackson Square Select 20 Growth Fund

Schedule of Investments (Unaudited)
April 30, 2019

Description	Shares	Value

COMMON STOCKS – 98.9%

Consumer Discretionary – 34.3%#
Dollar Tree*	2,091	$232,686
GCI Liberty – Class A*	4,622	275,564
Hasbro	2,330	237,334
Liberty Global – Series C* (a)	11,344	296,646
New York Times – Class A	10,642	352,782
Papa John’s International	3,428	175,376
TripAdvisor*	6,433	342,429
		1,912,817
Consumer Staples – 4.5%
Constellation Brands – Class A	1,183	250,406

Financial Services – 17.6%
Charles Schwab	4,691	214,754
CME Group	1,174	210,029
KKR & Co. – Class A	9,073	221,835
Visa – Class A	2,042	335,766
		982,384
Health Care – 7.0%
IQVIA Holdings*	1,841	255,715
Nevro*	2,212	136,502
		392,217
Technology – 35.5%#
Applied Materials	5,808	255,958
Autodesk*	1,933	344,480
LiveRamp Holdings*	6,931	404,285
Microsoft	4,538	592,663
Take-Two Interactive Software*	1,696	164,224
Varonis Systems*	3,031	215,656
		1,977,266
TOTAL COMMON STOCKS
(Cost $4,319,069)		5,515,090
Total Investments – 98.9%
(Cost $4,319,069)		5,515,090
Other Assets and Liabilities, Net – 1.1%		58,947
Total Net Assets – 100.0%		$5,574,037

*	Non-income producing security.
(a)	Foreign Security.
#	As of April 30, 2019, the Fund had a significant portion of its assets invested in this sector and therefore is subject to additional risks. See Note 10 in Notes to the Financial Statements.

See Notes to the Financial Statements

Jackson Square SMID-Cap Growth Fund

Schedule of Investments (Unaudited)
April 30, 2019

Description	Shares	Value

COMMON STOCKS – 95.9%

Consumer Discretionary – 31.1%#
Cars.com*	1,001,529	$20,841,818
Dunkin’ Brands Group	492,530	36,757,514
GCI Liberty – Class A*	623,768	37,189,048
Liberty TripAdvisor Holdings – Series A*	1,860,755	27,427,529
New York Times – Class A	1,889,366	62,632,483
Papa John’s International	546,481	27,957,968
Stitch Fix – Class A*	918,712	24,483,675
TripAdvisor*	324,044	17,248,862
Wyndham Hotels & Resorts	555,347	30,943,935
		285,482,832
Financial Services – 13.3%
Affiliated Managers Group	79,483	8,816,254
Equity Commonwealth – REIT	1,466,712	46,641,442
LendingTree*	88,525	34,066,190
Redfin*	1,568,960	32,446,093
		121,969,979
Health Care – 11.9%
Bio-Techne	211,287	43,227,207
Haemonetics*	223,013	19,464,575
HealthEquity*	263,341	17,841,353
Nevro*	209,858	12,950,337
Portola Pharmaceuticals*	451,145	15,925,418
		109,408,890
Producer Durables – 5.5%
Expeditors International of Washington	305,042	24,226,436
Graco	511,372	26,207,815
		50,434,251
Technology – 29.3%#
Coupa Software*	327,678	33,858,968
Guidewire Software*	236,175	25,152,638
LiveRamp Holdings*	970,946	56,635,280
Logitech International (a)(b)	605,880	23,741,995
Paycom Software*	213,017	43,142,333
Varonis Systems*	393,647	28,007,984
Wix.com*	299,895	40,233,913
Yelp*	457,946	18,345,317
		269,118,428

See Notes to the Financial Statements

Jackson Square SMID-Cap Growth Fund

Schedule of Investments (Unaudited) – Continued
April 30, 2019

Description	Shares/Par	Value

COMMON STOCKS – 95.9% (Continued)

Utilities – 4.8%
j2 Global	507,837	$44,496,678
TOTAL COMMON STOCKS
(Cost $740,055,364)		880,911,058

SHORT-TERM INVESTMENTS – 2.3%
United States Treasury Bill
2.369%, 08/01/2019 (b)^	$14,121,000	14,035,510
2.368%, 09/26/2019 (b)^	7,300,000	7,228,949
TOTAL SHORT-TERM INVESTMENTS
(Cost $21,263,385)		21,264,459
Total Investments – 98.2%
(Cost $761,318,749)		902,175,517
Other Assets and Liabilities, Net – 1.8%		16,769,147
Total Net Assets – 100.0%		$918,944,664

#	As of April 30, 2019, the Fund had a significant portion of its assets invested in this sector and therefore is subject to additional risks. See Note 10 in Notes to the Financial Statements.
*	Non-income producing security.
(a)	Foreign Security.
(b)	Level 2 Security.
^	The rate shown is the effective yield as of April 30, 2019.
REIT – Real Estate Investment Trust
See Notes to the Financial Statements

Jackson Square Funds

Statements of Assets and Liabilities (Unaudited)
April 30, 2019

	All-Cap	Global	Large-Cap
	Growth Fund	Growth Fund	Growth Fund
ASSETS:
Investment securities:
At cost	$4,746,825	$8,578,338	$100,406,356
At value	$5,856,774	$11,165,928	$122,687,953
Cash	233,313	154,652	2,248,836
Receivable for investment securities sold	832	—	—
Dividends receivable	1,863	11,116	67,740
Receivable from investment adviser	4,263	1,511	—
Prepaid expenses & other assets	8,011	8,715	26,525
Total Assets	6,105,056	11,341,922	125,031,054
LIABILITIES:
Payable for investment securities purchased	23,376	—	314,861
Payable to investment adviser	—	—	39,846
Payable for fund administration & accounting fees	2,636	3,298	14,857
Payable for compliance fees	65	137	1,403
Payable for transfer agent fees & expenses	3,478	6,031	11,786
Payable for custody fees	2,994	1,829	3,625
Accrued distribution and/or shareholder service fees	—	42	314
Payable for audit fees	8,144	8,322	8,133
Payable for legal fees	4,605	4,277	4,601
Accrued expenses	593	652	2,243
Total Liabilities	45,891	24,588	401,669
NET ASSETS	$6,059,165	$11,317,334	$124,629,385
NET ASSETS CONSIST OF:
Paid-in capital	$4,824,370	$8,633,032	$99,225,779
Total distributable earnings	1,234,795	2,684,302	25,403,606
Total net assets	$6,059,165	$11,317,334	$124,629,385

IS Class:
Net Assets	$6,059,165	$11,249,062	$122,006,254
Shares issued and outstanding(1)	264,386	464,594	10,458,319
Net asset value, offering price, and redemption price per share	$22.92	$24.21	$11.67

Institutional Class:
Net Assets	$—	$68,272	$2,581,929
Shares issued and outstanding(1)	—	2,822	220,999
Net asset value, offering price, and redemption price per share	$—	$24.19	$11.68

Investor Class:
Net Assets	$—	$—	$41,202
Shares issued and outstanding(1)	—	—	3,541
Net asset value, offering price, and redemption price per share	$—	$—	$11.64

(1)	Unlimited shares authorized without par value

See Notes to the Financial Statements

Jackson Square Funds

Statements of Assets and Liabilities (Unaudited) – Continued
April 30, 2019

	Select 20	SMID-Cap
	Growth Fund	Growth Fund
ASSETS:
Investment securities:
At cost	$4,319,069	$761,318,749
At value	$5,515,090	$902,175,517
Cash	122,542	24,434,703
Receivable for investment securities sold	—	3,140,857
Dividends receivable	3,973	240,579
Receivable from investment adviser	4,688	—
Receivable for capital shares sold	—	5,388,423
Prepaid expenses & other assets	20,995	42,179
Total Assets	5,667,288	935,422,258
LIABILITIES:
Payable for investment securities purchased	72,773	15,534,599
Payable for capital shares redeemed	—	120,225
Payable to investment adviser	—	556,789
Payable for fund administration & accounting fees	1,621	91,445
Payable for compliance fees	83	6,006
Payable for transfer agent fees & expenses	3,432	13,017
Payable for custody fees	2,005	8,838
Accrued distribution and/or shareholder service fees	—	117,093
Payable for audit fees	8,133	8,133
Payable for legal fees	4,614	4,429
Accrued expenses	590	17,020
Total Liabilities	93,251	16,477,594
NET ASSETS	$5,574,037	$918,944,664
NET ASSETS CONSIST OF:
Paid-in capital	$3,912,566	$763,125,394
Total distributable earnings	1,661,471	155,819,270
Total net assets	$5,574,037	$918,944,664

IS Class:
Net Assets	$5,574,037	$355,195,439
Shares issued and outstanding(1)	897,258	14,245,929
Net asset value, offering price, and redemption price per share	$6.21	$24.93

Institutional Class:
Net Assets	$—	$466,592,542
Shares issued and outstanding(1)	—	18,701,896
Net asset value, offering price, and redemption price per share	$—	$24.95

Investor Class:
Net Assets	$—	$97,156,683
Shares issued and outstanding(1)	—	3,922,270
Net asset value, offering price, and redemption price per share	$—	$24.77

(1)	Unlimited shares authorized without par value

See Notes to the Financial Statements

Jackson Square Funds

Statements of Operations (Unaudited)
For the Six Months Ended April 30, 2019

	All-Cap	Global	Large-Cap
	Growth Fund	Growth Fund	Growth Fund
INVESTMENT INCOME:
Dividend income	$22,461	$57,769	$530,842
Less: Foreign taxes withheld	(204)	(3,340)	—
Interest income	—	—	11,934
Total investment income	22,257	54,429	542,776

EXPENSES:
Investment adviser fees (See Note 4)	17,876	41,202	317,493
Transfer agent fees & expenses (See Note 4)	10,587	18,462	33,635
Audit fees	8,137	8,323	8,137
Custody fees (See Note 4)	7,722	8,955	8,966
Fund administration & accounting fees (See Note 4)	7,502	10,745	46,220
Trustee fees	6,415	6,415	6,504
Other expenses	4,952	4,957	3,796
Legal fees	2,804	2,982	3,158
Federal & state registration fees	1,717	2,560	26,961
Postage & printing fees	543	548	1,904
Compliance fees (See Note 4)	181	357	3,853
Distribution and/or shareholder service fees (See Note 5)
Institutional Class	—	—	—
Investor Class	—	—	51
Total expenses before reimbursement/waiver	68,436	105,506	460,678
Less: reimbursement/waiver from adviser (See Note 4)	(43,684)	(51,428)	(91,181)
Total net expenses	24,752	54,078	369,497
NET INVESTMENT INCOME (LOSS)	(2,495)	351	173,279

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND TRANSLATIONS OF FOREIGN CURRENCY
Net realized gain on investments, including foreign currency gain (loss)	139,656	143,762	5,107,029
Net change in unrealized appreciation/depreciation
of investments and translations of foreign currency	568,468	993,686	7,336,006
Net realized and unrealized gain on investments
and translations of foreign currency	708,124	1,137,448	12,443,035

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$705,629	$1,137,799	$12,616,314

See Notes to the Financial Statements

Jackson Square Funds

Statements of Operations (Unaudited) – Continued
For the Six Months Ended April 30, 2019

	Select 20	SMID-Cap
	Growth Fund	Growth Fund
INVESTMENT INCOME:
Dividend income	$21,851	$1,695,694
Interest income	—	190,618
Total investment income	21,851	1,886,312

EXPENSES:
Investment adviser fees (See Note 4)	16,133	2,559,324
Federal & state registration fees	11,382	31,518
Transfer agent fees & expenses (See Note 4)	10,503	52,184
Audit fees	8,137	8,137
Trustee fees	6,415	6,540
Fund administration & accounting fees (See Note 4)	4,157	234,267
Custody fees (See Note 4)	3,764	36,221
Other expenses	3,449	4,917
Legal fees	2,812	2,985
Postage & printing fees	543	9,635
Compliance fees (See Note 4)	181	19,133
Distribution and/or shareholder service fees (See Note 5)
Institutional Class	—	141,467
Investor Class	—	140,238
Total expenses before interest expense	67,476	3,246,566
Interest expense (See Note 9)	—	76
Total expenses before reimbursement/waiver	67,476	3,246,642
Add: fee recoupment (See Note 4)	—	3,955
Less: reimbursement/waiver from adviser (See Note 4)	(45,883)	—
Total net expenses	21,593	3,250,597
NET INVESTMENT INCOME (LOSS)	258	(1,364,285)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND TRANSLATIONS OF FOREIGN CURRENCY
Net realized gain on investments, including foreign currency gain (loss)	489,834	17,150,987
Net change in unrealized appreciation/depreciation
of investments and translations of foreign currency	125,064	108,801,101
Net realized and unrealized gain on investments and translations of foreign currency	614,898	125,952,088

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$615,156	$124,587,803

See Notes to the Financial Statements

Jackson Square All-Cap Growth Fund

Statements of Changes in Net Assets

	For the Six Months	For the
	Ended April 30, 2019	Year Ended
	(Unaudited)	October 31, 2018
OPERATIONS:
Net investment loss	$(2,495)	$(6,672)
Net realized gain on investments, including foreign currency gain (loss)	139,656	568,237
Net change in unrealized appreciation/depreciation
on investments and translations of foreign currency	568,468	(201,317)
Net increase in net assets resulting from operations	705,629	360,248

CAPITAL SHARE TRANSACTIONS:
IS Class:
Proceeds from shares sold	37,694	42,301
Proceeds from reinvestment of distributions	416,586	6,279
Payments for shares redeemed	(20,071)	(21)
Increase in net assets resulting from IS Class transactions	434,209	48,559
Net increase in net assets resulting from capital share transactions	434,209	48,559

DISTRIBUTIONS TO SHAREHOLDERS:
IS Class	(551,144)	(8,332)
Total distributions to shareholders	(551,144)	(8,332)
TOTAL INCREASE IN NET ASSETS	588,694	400,475

NET ASSETS:
Beginning of period	5,470,471	5,069,996
End of period	$6,059,165	$5,470,471

See Notes to the Financial Statements

Jackson Square Global Growth Fund

Statements of Changes in Net Assets

	For the Six Months	For the
	Ended April 30, 2019	Year Ended
	(Unaudited)	October 31, 2018
OPERATIONS:
Net investment income (loss)	$351	$(30,925)
Net realized gain on investments, including foreign currency gain (loss)	143,762	608,805
Net change in unrealized appreciation/depreciation
on investments and translations of foreign currency	993,686	(164,468)
Net increase in net assets resulting from operations	1,137,799	413,412

CAPITAL SHARE TRANSACTIONS:
IS Class:
Proceeds from shares sold	273,968	569,638
Proceeds from reinvestment of distributions	534,970	159,266
Payments for shares redeemed	(148,704)	(549)
Increase in net assets resulting from IS Class transactions	660,234	728,355
Institutional Class:
Proceeds from shares sold	—	—
Proceeds from reinvestment of distributions	—	—
Payments for shares redeemed	—	—
Increase in net assets resulting from Institutional Class transactions	—	—
Net increase in net assets resulting from capital share transactions	660,234	728,355

DISTRIBUTIONS TO SHAREHOLDERS:
IS Class	(616,474)	(185,930)
Institutional Class	(3,968)	(1,298)
Total distributions to shareholders	(620,442)	(187,228)
TOTAL INCREASE IN NET ASSETS	1,177,591	954,539

NET ASSETS:
Beginning of period	10,139,743	9,185,204
End of period	$11,317,334	$10,139,743

See Notes to the Financial Statements

Jackson Square Large-Cap Growth Fund

Statements of Changes in Net Assets

	For the Six Months	For the
	Ended April 30, 2019	Year Ended
	(Unaudited)	October 31, 2018
OPERATIONS:
Net investment income	$173,279	$183,618
Net realized gain on investments	5,107,029	31,921,984
Net change in unrealized appreciation/depreciation on investments	7,336,006	(21,850,400)
Net increase in net assets resulting from operations	12,616,314	10,255,202

CAPITAL SHARE TRANSACTIONS:
IS Class:
Proceeds from shares sold	1,891,455	20,975,723
Proceeds from reinvestment of distributions	24,070,256	15,804,171
Payments for shares redeemed	(6,389,602)	(68,459,791)
Increase (Decrease) in net assets resulting from IS Class transactions	19,572,109	(31,679,897)
Institutional Class:
Proceeds from shares sold	583,043	1,576,805
Proceeds from reinvestment of distributions	399,969	13,607
Payments for shares redeemed	—	—
Increase in net assets resulting from Institutional Class transactions	983,012	1,590,412
Investor Class:
Proceeds from shares sold	—	—
Proceeds from reinvestment of distributions	—	—
Payments for shares redeemed	—	—
Increase in net assets resulting from Investor Class transactions	—	—
Net increase (decrease) in net assets resulting from capital share transactions	20,555,121	(30,089,485)

DISTRIBUTIONS TO SHAREHOLDERS:
IS Class	(26,818,122)	(17,147,758)
Institutional Class	(411,593)	(19,374)
Investor Class	(11,363)	(5,549)
Total distributions to shareholders	(27,241,078)	(17,172,681)
TOTAL INCREASE (DECREASE) IN NET ASSETS	5,930,357	(37,006,964)

NET ASSETS:
Beginning of period	118,699,028	155,705,992
End of period	$124,629,385	$118,699,028

See Notes to the Financial Statements

Jackson Square Select 20 Growth Fund

Statements of Changes in Net Assets

	For the Six Months	For the
	Ended April 30, 2019	Year Ended
	(Unaudited)	October 31, 2018
OPERATIONS:
Net investment income	$258	$7,427
Net realized gain on investments	489,834	11,311,469
Net change in unrealized appreciation/depreciation on investments	125,064	(10,748,101)
Net increase in net assets resulting from operations	615,156	570,795

CAPITAL SHARE TRANSACTIONS:
IS Class:
Proceeds from shares sold	156,619	70,738
Proceeds from reinvestment of distributions	—	10,827,172
Payments for redemption-in-kind	—	(25,497,525)
Payments for shares redeemed	(677)	(4,005,847)
Increase (Decrease) in net assets resulting from IS Class transactions	155,942	(18,605,462)
Net increase (decrease) in net assets resulting from capital share transactions	155,942	(18,605,462)

DISTRIBUTIONS TO SHAREHOLDERS:
IS Class	—	(11,244,462)
Total distributions to shareholders	—	(11,244,462)
TOTAL INCREASE (DECREASE) IN NET ASSETS	771,098	(29,279,129)

NET ASSETS:
Beginning of period	4,802,939	34,082,068
End of period	$5,574,037	$4,802,939

See Notes to the Financial Statements

Jackson Square SMID-Cap Growth Fund

Statements of Changes in Net Assets

	For the Six Months	For the
	Ended April 30, 2019	Year Ended
	(Unaudited)	October 31, 2018
OPERATIONS:
Net investment income (loss)	$(1,364,285)	$1,260,869
Net realized gain on investments, including foreign currency gain (loss)	17,150,987	69,575,762
Net change in unrealized appreciation/depreciation
on investments and translations of foreign currency	108,801,101	(31,823,692)
Net increase in net assets resulting from operations	124,587,803	39,012,939

CAPITAL SHARE TRANSACTIONS:
IS Class:
Proceeds from shares sold	153,557,370	54,799,940
Proceeds from reinvestment of distributions	20,860,813	913,627
Payments for shares redeemed	(39,892,208)	(37,683,664)
Increase in net assets resulting from IS Class transactions	134,525,975	18,029,903
Institutional Class:
Proceeds from shares sold	145,083,605	96,615,943
Proceeds from reinvestment of distributions	34,730,983	1,193,075
Payments for shares redeemed	(39,573,631)	(33,384,762)
Increase in net assets resulting from Institutional Class transactions	140,240,957	64,424,256
Investor Class:
Proceeds from shares sold	27,188,076	79,281,692
Proceeds from reinvestment of distributions	8,137,647	37,350
Payments for shares redeemed	(12,864,184)	(14,329,990)
Increase in net assets resulting from Investor Class transactions	22,461,539	64,989,052
Net increase in net assets resulting from capital share transactions	297,228,471	147,443,211

DISTRIBUTIONS TO SHAREHOLDERS:
IS Class	(22,085,967)	(923,726)
Institutional Class	(35,681,080)	(1,216,938)
Investor Class	(8,138,155)	(37,350)
Total distributions to shareholders	(65,905,202)	(2,178,014)
TOTAL INCREASE IN NET ASSETS	355,911,072	184,278,136

NET ASSETS:
Beginning of period	563,033,592	378,755,456
End of period	$918,944,664	$563,033,592

See Notes to the Financial Statements

Jackson Square All-Cap Growth Fund

Financial Highlights
For a Fund share outstanding throughout the periods.

IS Class
	Six Months
	Ended	Year Ended	Year Ended	For the Period
	April 30, 2019	October 31,	October 31,	Inception(1) through
	(Unaudited)	2018	2017	October 31, 2016
Per Share Data

Net asset value, beginning of period	$22.68	$21.21	$17.55	$18.00

Investment operations:
Net investment loss(2)	(0.01)	(0.03)	(0.02)	(0.01)
Net realized and unrealized gain (loss) on investments	2.53	1.53	3.69	(0.44)
Total from investment operations	2.52	1.50	3.67	(0.45)

Less distributions from:
Net investment income	— (3)	—	(0.01)	—
Net realized gains	(2.28)	(0.03)	—	—
Total distributions	(2.28)	(0.03)	(0.01)	—
Net asset value, end of period	$22.92	$22.68	$21.21	$17.55

Total Return(4)	13.44%	7.10%	20.90%	-2.50%

Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$6,059	$5,470	$5,070	$2,681

Ratio of expenses to average net assets:
Before expense reimbursement/waiver(5)	2.49%	2.45%	2.93%	18.59%
After expense reimbursement/waiver(5)	0.90%	0.90%	0.90%	0.90%

Ratio of net investment loss to average net assets:
After expense reimbursement/waiver(5)	(0.09)%	(0.12)%	(0.10)%	(0.50)%

Portfolio Turnover(4)	24%	61%	60%	3%

(1)	Inception date of the IS Class was September 19, 2016.
(2)	Per share amounts calculated using the average shares method.
(3)	Amount is less than $0.01 per share.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.

See Notes to the Financial Statements

Jackson Square Global Growth Fund

Financial Highlights
For a Fund share outstanding throughout the periods.

IS Class
	Six Months
	Ended	Year Ended	Year Ended	For the Period
	April 30, 2019	October 31,	October 31,	Inception(1) through
	(Unaudited)	2018	2017	October 31, 2016
Per Share Data

Net asset value, beginning of period	$23.28	$22.73	$17.66	$18.00

Investment operations:
Net investment income (loss)(2)	— (3)	(0.07)	(0.02)	(0.01)
Net realized and unrealized gain (loss) on investments	2.34	1.08	5.09	(0.33)
Total from investment operations	2.34	1.01	5.07	(0.34)

Less distributions from:
Net investment income	—	(0.01)	—	—
Net realized gains	(1.41)	(0.45)	—	—
Total distributions	(1.41)	(0.46)	—	—
Net asset value, end of period	$24.21	$23.28	$22.73	$17.66

Total Return(4)	11.21%	4.49%	28.71%	-1.89%

Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$11,249	$10,074	$9,121	$3,516

Ratio of expenses to average net assets:
Before expense reimbursement/waiver(5)	2.05%	2.00%	2.39%	14.49%
After expense reimbursement/waiver(5)	1.05%	1.05%	1.05%	1.05%

Ratio of net investment income (loss)
to average net assets:
After expense reimbursement/waiver(5)	0.01%	(0.31)%	(0.12)%	(0.62)%

Portfolio Turnover(4)(6)	17%	41%	37%	3%

(1)	Inception date of the IS Class was September 19, 2016.
(2)	Per share amounts calculated using the average shares method.
(3)	Amount is less than $0.01 per share.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)	Portfolio turnover disclosed is for the Fund as a whole.

See Notes to the Financial Statements

Jackson Square Global Growth Fund

Financial Highlights
For a Fund share outstanding throughout the periods.

Institutional Class
	Six Months
	Ended	Year Ended	Year Ended	For the Period
	April 30, 2019	October 31,	October 31,	Inception(1) through
	(Unaudited)	2018	2017	October 31, 2016
Per Share Data

Net asset value, beginning of period	$23.25	$22.71	$17.66	$18.00

Investment operations:
Net investment income (loss)(2)	— (3)	(0.07)	(0.04)	(0.02)
Net realized and unrealized gain (loss) on investments	2.35	1.07	5.09	(0.32)
Total from investment operations	2.35	1.00	5.05	(0.34)

Less distributions from:
Net investment income	—	(0.01)	—	—
Net realized gains	(1.41)	(0.45)	—	—
Total distributions	(1.41)	(0.46)	—	—
Net asset value, end of period	$24.19	$23.25	$22.71	$17.66

Total Return(4)	11.27%	4.45%	28.60%	-1.89%

Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$68	$66	$64	$49

Ratio of expenses to average net assets:
Before expense reimbursement/waiver(5)	2.05%	2.01%	2.59%	14.61%
After expense reimbursement/waiver(5)	1.05%	1.05%	1.12%	1.15%

Ratio of net investment income (loss)
to average net assets:
After expense reimbursement/waiver(5)	0.01%	(0.31)%	(0.19)%	(0.72)%

Portfolio Turnover(4)(6)	17%	41%	37%	3%

(1)	Inception date of the Institutional Class was September 19, 2016.
(2)	Per share amounts calculated using the average shares method.
(3)	Amount is less than $0.01 per share.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)	Portfolio turnover disclosed is for the Fund as a whole.

See Notes to the Financial Statements

Jackson Square Large-Cap Growth Fund

Financial Highlights
For a Fund share outstanding throughout the periods.

IS Class
	Six Months
	Ended	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	April 30, 2019	October 31,	October 31,	October 31,		October 31,	October 31,
	(Unaudited)	2018	2017	2016		2015	2014
Per Share Data

Net asset value, beginning of period	$13.94	$14.79	$13.89	$16.79		$17.04	$14.60

Investment operations:
Net investment income(1)	0.02	0.02	0.04	0.05		0.11	0.11
Net realized and unrealized
gain (loss) on investments	0.94	0.74	2.83	(0.51)		1.19	2.38
Total from investment operations	0.96	0.76	2.87	(0.46)		1.30	2.49

Less distributions from:
Net investment income	(0.02)	(0.04)	(0.04)	(0.11)		(0.11)	(0.05)
Net realized gains	(3.21)	(1.57)	(1.93)	(2.33)		(1.44)	—
Total distributions	(3.23)	(1.61)	(1.97)	(2.44)		(1.55)	(0.05)
Net asset value, end of period	$11.67	$13.94	$14.79	$13.89		$16.79	$17.04

Total Return(2)	11.35%	5.49%	24.21%	-3.20%		8.06%	17.10%

Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$122,006	$116,867	$155,475	$191,583		$313,511	$277,322

Ratio of expenses to average net assets:
Before expense waiver(3)	0.80%	0.76%	0.76%	0.65%		0.64%	0.64%
After expense waiver(3)	0.64%	0.64%	0.64%	0.64%		0.64%	0.64%

Ratio of net investment income
to average net assets:
After expense waiver(3)	0.30%	0.12%	0.29%	0.36%		0.67%	0.69%

Portfolio Turnover(2)(4)	21%	53%	25%	27	%(5)	49%	30%

(1)	Per share amounts calculated using the average shares method.
(2)	Not annualized for periods less than one year.
(3)	Annualized for periods less than one year.
(4)	Portfolio turnover disclosed is for the Fund as a whole.
(5)	Excludes value of Fund securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares.

See Notes to the Financial Statements

Jackson Square Large-Cap Growth Fund

Financial Highlights
For a Fund share outstanding throughout the periods.

Institutional Class
	Six Months
	Ended	Year Ended	Year Ended	For the Period
	April 30, 2019	October 31,	October 31,	Inception(1) through
	(Unaudited)	2018	2017	October 31, 2016
Per Share Data

Net asset value, beginning of period	$13.95	$14.78	$13.89	$14.12

Investment operations:
Net investment income (loss)(2)	0.02	0.02	0.03	(0.01)
Net realized and unrealized gain (loss) on investments	0.93	0.75	2.83	(0.22)
Total from investment operations	0.95	0.77	2.86	(0.23)

Less distributions from:
Net investment income	(0.01)	(0.03)	(0.04)	—
Net realized gains	(3.21)	(1.57)	(1.93)	—
Total distributions	(3.22)	(1.60)	(1.97)	—
Net asset value, end of period	$11.68	$13.95	$14.78	$13.89

Total Return(3)	11.30%	5.54%	24.08%	-1.63%

Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$2,582	$1,783	$179	$49

Ratio of expenses to average net assets:
Before expense waiver(4)	0.80%	0.75%	0.82%	0.83%
After expense waiver(4)	0.64%	0.64%	0.70%	0.74%

Ratio of net investment income (loss)
to average net assets:
After expense waiver(4)	0.30%	0.12%	0.23%	(0.60)%

Portfolio Turnover(3)(5)	21%	53%	25%	27	%(6)

(1)	Inception date of the Institutional Class was September 19, 2016.
(2)	Per share amounts calculated using the average shares method.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)	Portfolio turnover disclosed is for the Fund as a whole.
(6)	Excludes value of Fund securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares.

See Notes to the Financial Statements

Jackson Square Large-Cap Growth Fund

Financial Highlights
For a Fund share outstanding throughout the periods.

Investor Class
	Six Months
	Ended	Year Ended	Year Ended	For the Period
	April 30, 2019	October 31,	October 31,	Inception(1) through
	(Unaudited)	2018	2017	October 31, 2016
Per Share Data

Net asset value, beginning of period	$13.91	$14.75	$13.89	$14.12

Investment operations:
Net investment income (loss)(2)	— (3)	(0.02)	— (3)	(0.01)
Net realized and unrealized gain (loss) on investments	0.94	0.75	2.82	(0.22)
Total from investment operations	0.94	0.73	2.82	(0.23)

Less distributions from:
Net investment income	—	—	(0.03)	—
Net realized gains	(3.21)	(1.57)	(1.93)	—
Total distributions	(3.21)	(1.57)	(1.96)	—
Net asset value, end of period	$11.64	$13.91	$14.75	$13.89

Total Return(4)	11.22%	5.25%	23.74%	-1.63%

Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$41	$49	$52	$49

Ratio of expenses to average net assets:
Before expense waiver(5)	1.05%	1.01%	1.08%	1.08%
After expense waiver(5)	0.89%	0.89%	0.96%	0.99%

Ratio of net investment income (loss)
to average net assets:
After expense waiver(5)	0.05%	(0.13)%	(0.03)%	(0.84)%

Portfolio Turnover(4)(6)	21%	53%	25%	27	%(7)

(1)	Inception date of the Investor Class was September 19, 2016.
(2)	Per share amounts calculated using the average shares method.
(3)	Amount is less than $0.01 per share.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)	Portfolio turnover disclosed is for the Fund as a whole.
(7)	Excludes value of Fund securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares.

See Notes to the Financial Statements

Jackson Square Select 20 Growth Fund

Financial Highlights
For a Fund share outstanding throughout the periods.

IS Class
	Six Months
	Ended	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	April 30, 2019	October 31,		October 31,	October 31,	October 31,	October 31,
	(Unaudited)	2018		2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$5.54	$7.80		$6.83	$8.95	$11.05	$9.68

Investment operations:
Net investment income(1)	— (2)	0.01		— (2)	— (2)	— (2)	0.01
Net realized and unrealized
gain (loss) on investments	0.67	0.44		0.97	(0.52)	0.98	1.51
Total from investment operations	0.67	0.45		0.97	(0.52)	0.98	1.52

Less distributions from:
Net investment income	—	—		—	(0.01)	(0.01)	(0.01)
Net realized gains	—	(2.71)		—	(1.59)	(3.07)	(0.14)
Total distributions	—	(2.71)		—	(1.60)	(3.08)	(0.15)
Net asset value, end of period	$6.21	$5.54		$7.80	$6.83	$8.95	$11.05

Total Return(3)	12.09%	9.05%		14.20%	-6.54%	10.60%	15.92%

Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$5,574	$4,803		$34,082	$79,941	$93,625	$90,354

Ratio of expenses to average net assets:
Before expense
reimbursement/waiver(4)	2.72%	2.00%		0.89%	0.90%	0.89%	0.87%
After expense
reimbursement/waiver(4)	0.87%	0.87%		0.87%	0.89%	0.89%	0.87%

Ratio of net investment income
to average net assets:
After expense
reimbursement/waiver(4)	0.01%	0.10%		0.01%	0.04%	0.00%	0.06%

Portfolio Turnover(3)	26%	41	%(5)	40%	22%	31%	21%

(1)	Per share amounts calculated using the average shares method.
(2)	Amount is less than $0.01 per share.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)	Excludes value of Fund securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares.

See Notes to the Financial Statements

Jackson Square SMID-Cap Growth Fund

Financial Highlights
For a Fund share outstanding throughout the periods.

IS Class
	Six Months
	Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	April 30, 2019	October 31,	October 31,	October 31,	October 31,	October 31,
	(Unaudited)	2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$23.83	$21.37	$17.24	$18.44	$21.85	$20.72

Investment operations:
Net investment income (loss)(1)	(0.04)	0.08	0.02	0.05	0.07	(0.01)
Net realized and unrealized
gain on investments	3.80	2.50	4.20	0.91	1.49	1.15
Total from investment operations	3.76	2.58	4.22	0.96	1.56	1.14

Less distributions from:
Net investment income	(0.06)	—	(0.02)	(0.04)	(0.08)	(0.01)
Net realized gains	(2.60)	(0.12)	(0.07)	(2.12)	(4.89)	—
Total distributions	(2.66)	(0.12)	(0.09)	(2.16)	(4.97)	(0.01)
Net asset value, end of period	$24.93	$23.83	$21.37	$17.24	$18.44	$21.85

Total Return(2)	19.03%	12.13%	24.59%	5.27%	8.30%	5.51%

Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$355,195	$197,380	$162,033	$72,224	$51,443	$43,281

Ratio of expenses to average net assets:
Before expense
waiver/recoupment(3)	0.87%	0.89%	0.93%	0.91%	0.92%	0.91%
After expense
waiver/recoupment(3)	0.87%	0.87%	0.87%	0.90%	0.92%	0.90%

Ratio of net investment income (loss)
to average net assets:
After expense
waiver/recoupment(3)	(0.32)%	0.33%	0.10%	0.27%	0.38%	(0.05)%

Portfolio Turnover(2)(4)	22%	47%	23%	20%	21%	40%

(1)	Per share amounts calculated using the average shares method.
(2)	Not annualized for periods less than one year.
(3)	Annualized for periods less than one year.
(4)	Portfolio turnover disclosed is for the Fund as a whole.

See Notes to the Financial Statements

Jackson Square SMID-Cap Growth Fund

Financial Highlights
For a Fund share outstanding throughout the periods.

Institutional Class
	Six Months
	Ended	Year Ended	Year Ended	For the Period
	April 30, 2019	October 31,	October 31,	Inception(1) through
	(Unaudited)	2018	2017	October 31, 2016
Per Share Data

Net asset value, beginning of period	$23.81	$21.37	$17.24	$17.82

Investment operations:
Net investment income (loss)(2)	(0.04)	0.06	0.01	—	(3)
Net realized and unrealized
gain (loss) on investments	3.83	2.50	4.21	(0.58	)(4)
Total from investment operations	3.79	2.56	4.22	(0.58)

Less distributions from:
Net investment income	(0.05)	—	(0.02)	—
Net realized gains	(2.60)	(0.12)	(0.07)	—
Total distributions	(2.65)	(0.12)	(0.09)	—
Net asset value, end of period	$24.95	$23.81	$21.37	$17.24

Total Return(5)	19.14%	12.04%	24.57%	-3.25%

Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$466,593	$297,203	$211,787	$87,274

Ratio of expenses to average net assets:
Before expense waiver/recoupment(6)	0.95%	0.97%	0.99%	1.00%
After expense waiver/recoupment(6)	0.95%	0.95%	0.92%	0.97%

Ratio of net investment income (loss)
to average net assets:
After expense waiver/recoupment(6)	(0.40)%	0.26%	0.04%	0.05%

Portfolio Turnover(5)(7)	22%	47%	23%	20%

(1)	Inception date of the Institutional Class was September 16, 2016.
(2)	Per share amounts calculated using the average shares method.
(3)	Amount is less than $0.01 per share.
(4)
Net realized and unrealized loss per share in this caption is a balancing amount necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain on the Statement of Operations due to share transactions for the period.

(5)	Not annualized for periods less than one year.
(6)	Annualized for periods less than one year.
(7)	Portfolio turnover disclosed is for the Fund as a whole.

See Notes to the Financial Statements

Jackson Square SMID-Cap Growth Fund

Financial Highlights
For a Fund share outstanding throughout the periods.

Investor Class
	Six Months
	Ended	Year Ended	Year Ended	For the Period
	April 30, 2019	October 31,	October 31,	Inception(1) through
	(Unaudited)	2018	2017	October 31, 2016
Per Share Data

Net asset value, beginning of period	$23.67	$21.30	$17.23	$17.84

Investment operations:
Net investment loss(2)	(0.08)	— (3)	(0.05)	—	(3)
Net realized and unrealized
gain (loss) on investments	3.80	2.49	4.21	(0.61	)(4)
Total from investment operations	3.72	2.49	4.16	(0.61)

Less distributions from:
Net investment income	(0.02)	—	(0.02)	—
Net realized gains	(2.60)	(0.12)	(0.07)	—
Total distributions	(2.62)	(0.12)	(0.09)	—
Net asset value, end of period	$24.77	$23.67	$21.30	$17.23

Total Return(5)	18.92%	11.75%	24.12%	-3.42%

Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$97,157	$68,451	$4,935	$48

Ratio of expenses to average net assets:
Before expense waiver/recoupment(6)	1.22%	1.24%	1.28%	1.25%
After expense waiver/recoupment(6)	1.22%	1.22%	1.22%	1.22%

Ratio of net investment loss to average net assets:
After expense waiver/recoupment(6)	(0.67)%	(0.02)%	(0.25)%	(0.20)%

Portfolio Turnover(5)(7)	22%	47%	23%	20%

(1)	Inception date of the Investor Class was September 19, 2016.
(2)	Per share amounts calculated using the average shares method.
(3)	Amount is less than $0.01 per share.
(4)
Net realized and unrealized loss per share in this caption is a balancing amount necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain on the Statement of Operations due to share transactions for the period.

(5)	Not annualized for periods less than one year.
(6)	Annualized for periods less than one year.
(7)	Portfolio turnover disclosed is for the Fund as a whole.

See Notes to the Financial Statements

Jackson Square Funds

Notes to the Financial Statements (Unaudited)
April 30, 2019

1.  ORGANIZATION

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust on January 27, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Jackson Square All-Cap Growth Fund (“All-Cap Growth Fund”), Jackson Square Global Growth Fund (“Global Growth Fund”), Jackson Square Large-Cap Growth Fund (“Large-Cap Growth Fund”), Jackson Square Select 20 Growth Fund (“Select 20 Growth Fund”), and Jackson Square SMID-Cap Growth Fund (“SMID-Cap Growth Fund”) (each a “Fund” and collectively, the “Funds”) are investment companies and therefore follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The All-Cap Growth Fund is a diversified series with its own investment objectives and policies within the Trust.  The Global Growth Fund, Large-Cap Growth Fund, Select 20 Growth Fund, and SMID-Cap Growth Fund are each a non-diversified series with their own investment objectives and policies within the Trust. The investment objective of each Fund is long-term capital appreciation. The Funds offer three different share classes – Investor Class, Institutional Class, and IS class; although not all share classes have commenced operations for certain Funds as of April 30, 2019, and therefore are not currently available for purchase. The All-Cap Growth Fund currently offers the IS Class shares, which commenced operations on September 19, 2016. The Global Growth Fund currently offers the IS Class shares and Institutional Class shares, each of which commenced operations on September 19, 2016. The Large-Cap Growth Fund currently offers the IS Class shares, which commenced operations on November 1, 2005, and the Institutional Class shares and Investor Class shares, each of which commenced operations on September 19, 2016. The Select 20 Growth Fund currently offers the IS Class shares, which commenced operations on March 31, 2000. The SMID-Cap Growth Fund currently offers the IS Class shares, which commenced operations on November 1, 2005, the Institutional Class shares which commenced operations on September 16, 2016, and the Investor Class shares, which commenced operations on September 19, 2016. Each class of shares has identical rights and privileges except with respect to shareholder servicing fees, 12b-1 fees, and voting rights on matters affecting a single share class. Institutional Class shares are subject to a maximum 0.10% shareholder servicing fee.  Investor Class shares are subject to a 0.25% Rule 12b-1 distribution and servicing fee and a maximum 0.10% shareholder servicing fee. The Funds may issue an unlimited number of shares of beneficial interest with no par value.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – The Funds comply with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as regulated investment companies and distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is required. As of and during the period ended April 30, 2019, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the period ended April 30, 2019, the Funds did not have liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations.  As of

Jackson Square Funds

Notes to the Financial Statements (Unaudited) – Continued
April 30, 2019

and during the period ended April 30, 2019, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. tax authorities for tax years prior to the fiscal year ended October 31, 2015.

Security Transactions, Investment Income and Distributions – The Funds follow industry practice and record security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and regulations.  Discounts and premiums on securities purchased are amortized over the expected life of the respective securities using the constant yield method.

The Funds distribute substantially all net investment income and net realized capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Funds.

Foreign Currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.  The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and translations of foreign currency.  The Funds report net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Funds are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of each Fund.  Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. Shareholder servicing fees are expensed at an annual rate up to 0.10% of Institutional Class and Investor Class shares and 12b-1 fees are expensed at annual rate of 0.25% of average daily net assets of Investor Class shares (See Note 5). Expenses associated with a specific Fund in the Trust are charged to that Fund. Common Trust expenses are typically allocated evenly between the Funds of the Trust, or by other equitable means.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Jackson Square Funds

Notes to the Financial Statements (Unaudited) – Continued
April 30, 2019

3.  SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation Levels for major security types.  These inputs are summarized in the three broad Levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to each Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  Each Fund’s investments are carried at fair value.

Equity Securities – Equity securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices.  Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available shall be valued using the Nasdaq Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. If the market for a particular security is not active, and the mean between bid and ask prices is used, these securities are categorized in Level 2 of the fair value hierarchy.

In the case of foreign securities, the occurrence of events after the close of foreign markets, but prior to the time the Funds’ NAV is calculated will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. The Fund will value foreign securities at fair value, taking into account such events in calculating the NAV. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating the Funds’ NAV in advance of the time the NAV is calculated. All foreign securities, with the exception of Canadian securities and those listed on a U.S. exchange, have an adjustment applied to their trade price and therefore are automatically deemed to be in Level 2 of the fair value hierarchy.

Short-Term Investments – Investments in other mutual funds, including money market funds, are valued at their NAV per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Jackson Square Funds

Notes to the Financial Statements (Unaudited) – Continued
April 30, 2019

U.S. government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. These securities are valued principally using dealer quotations. U.S. government securities are categorized in Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees (the “Board”).  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share.  The Board has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary.  The Board regularly reviews reports of the Valuation Committee that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following tables are a summary of the inputs used to value each Fund’s securities as of April 30, 2019:

All-Cap Growth Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$5,664,779	$191,995	$—	$5,856,774
Total Investments	$5,664,779	$191,995	$—	$5,856,774

Global Growth Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$7,411,471	$3,754,457	$—	$11,165,928
Total Investments	$7,411,471	$3,754,457	$—	$11,165,928

Large-Cap Growth Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$122,687,953	$—	$—	$122,687,953
Total Investments	$122,687,953	$—	$—	$122,687,953

Select 20 Growth Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$5,515,090	$—	$—	$5,515,090
Total Investments	$5,515,090	$—	$—	$5,515,090

SMID-Cap Growth Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$857,169,063	$23,741,995	$—	$880,911,058
Short-Term Investment	—	21,264,459	—	21,264,459
Total Investments	$857,169,063	$45,006,454	$—	$902,175,517

Refer to the Schedule of Investments for further information on the classification of investments.

Jackson Square Funds

Notes to the Financial Statements (Unaudited) – Continued
April 30, 2019

4.  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement with Jackson Square Partners, LLC (“the Adviser”) to furnish investment advisory services to the Funds.  For its services, the Funds pay the Adviser a monthly management fee based upon the average daily net assets of the Funds at the following annual rates:

Fund
All-Cap Growth Fund	0.65%
Global Growth Fund	0.80%
Large-Cap Growth Fund	0.55%
Select 20 Growth Fund	0.65%
SMID-Cap Growth Fund	0.75%

The Funds’ Adviser has contractually agreed to waive a portion or all of its management fees and/or reimburse the Funds for their expenses to ensure that total annual operating expenses (excluding Rule 12b-1 fees, shareholder servicing fees, acquired fund fees and expenses, brokerage commissions, leverage, interest, taxes, and extraordinary expenses) do not exceed the following annual rates (based upon the average daily net assets of the Funds):

Fund
All-Cap Growth Fund	0.90%
Global Growth Fund	1.05%
Large-Cap Growth Fund	0.64%
Select 20 Growth Fund	0.87%
SMID-Cap Growth Fund	0.87%

Fees waived and expenses reimbursed by the Adviser may be recouped by the Adviser for a period of thirty-six months following the month during which such waiver or reimbursement was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver or reimbursement occurred. In connection with the SMID-Cap Growth Fund’s September 16, 2016 tax free reorganization, the net assets of the original Jackson Square SMID-Cap Growth Fund (the “Acquired Fund”) were acquired by the SMID-Cap Growth Fund as of the close of business September 16, 2016. The Acquired Fund has commenced operations on May 2, 2016. As a result, fees waived by the Adviser from May 2, 2016 through September 16, 2016 may be recouped for a period of thirty-six months following the months during which such waiver or reimbursement was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver or reimbursement occurred. The Operating Expense Limitation Agreement is indefinite in term, but cannot be terminated within a year after the effective date of the Funds’ prospectus. After that date, the agreement may be terminated at any time upon 60 days’ written notice by the Board or the Adviser, with the consent of the Board. During the six months ended April 30, 2019, the Adviser was able to recoup $3,955 from the SMID-Cap Growth Fund. Waived fees and reimbursed expenses subject to potential recovery by month of expiration are as follows:

	May 2019 –	November 2019 –	November 2020 –	November 2021 –
Fund	October 2019	October 2020	October 2021	October 2022
All-Cap Growth Fund	$36,041	$ 80,625	$ 84,947	$43,684
Global Growth Fund	41,347	96,508	96,571	51,428
Large-Cap Growth Fund	23,827	205,262	171,824	91,181
Select 20 Growth Fund	2,736	11,510	81,765	45,883
SMID-Cap Growth Fund	85,411	172,928	102,233	—

Jackson Square Funds

Notes to the Financial Statements (Unaudited) – Continued
April 30, 2019

U.S. Bancorp Fund Services, LLC (the “Administrator”), doing business as U.S. Bank Global Fund Services, acts as the Funds’ Administrator, Transfer Agent, and Fund Accountant.  U.S. Bank N.A. (the “Custodian”) serves as the Custodian to the Funds.  The Custodian is an affiliate of the Administrator.  The Administrator performs various administrative and accounting services for the Funds.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Custodian; coordinates the payment of the Funds’ expenses and reviews the Funds’ expense accruals.  The officers of the Trust, including the Chief Compliance Officer, are employees of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums.  Fees paid by the Funds for administration and fund accounting, transfer agency, custody and compliance services for the period ended April 30, 2019, are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.  The Distributor is an affiliate of the Administrator.

5.  DISTRIBUTION & SHAREHOLDER SERVICING FEES

The Large-Cap Growth Fund and SMID-Cap Growth Fund have adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) in the Investor Class only. The Plan permits the Funds to pay for distribution and related expenses at an annual rate of 0.25% of the Investor Class average daily net assets. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Funds. For the period ended April 30, 2019, the Investor Class of the Large-Cap Growth Fund and SMID-Cap Growth Fund incurred expenses of $51 and $100,170, respectively, pursuant to the Plan.

The Global Growth Fund, Large-Cap Growth Fund, and SMID-Cap Growth Fund have entered into a shareholder servicing agreement (the “Agreement”) with the Adviser, under which the Funds may pay servicing fees at an annual rate of up to 0.10% of the average daily net assets of the Institutional Class and Investor Class. Payments to the Adviser under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Adviser for services provided to shareholders of the Funds. The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Funds in servicing such shareholders. Services provided by such intermediaries also include the provision of support services to the Funds and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Funds, and providing such other personal services to shareholders as the Fund may reasonably request. For the period ended April 30, 2019, the Global Growth Fund, Large-Cap Growth Fund, and SMID-Cap Growth Fund incurred shareholder servicing fees of $0, $0, and $141,467, respectively in the Institutional Class. The Large-Cap Growth Fund and SMID-Cap Growth Fund also incurred additional shareholder service fees of $0 and $40,068, respectively, in the Investor Class.

Jackson Square Funds

Notes to the Financial Statements (Unaudited) – Continued
April 30, 2019

6.  CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Funds were as follows:

	All-Cap Growth Fund		Global Growth Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2019	October 31, 2018	April 30, 2019	October 31, 2018
IS Class:
Shares sold	1,825	1,863	12,164	24,558
Shares issued in reinvestment
of distributions	22,361	292	26,418	7,007
Shares redeemed	(957)	(1)	(6,808)	(24)
Net increase	23,229	2,154	31,774	31,541
Institutional Class:
Shares sold	—	—	—	—
Shares issued in reinvestment
of distributions	—	—	—	—
Shares redeemed	—	—	—	—
Net increase	—	—	—	—
Net increase in capital shares	23,229	2,154	31,774	31,541

	Large-Cap Growth Fund		Select 20 Growth Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2019	October 31, 2018	April 30, 2019	October 31, 2018
IS Class:
Shares sold	175,169	1,413,317	29,670	12,415
Shares issued in reinvestment
of distributions	2,463,691	1,170,679	—	2,139,758
Shares redeemed-in-kind	—	—	—	(5,003,439)
Shares redeemed	(565,036)	(4,713,460)	(119)	(650,946)
Net increase (decrease)	2,073,824	(2,129,464)	29,551	(3,502,212)
Institutional Class:
Shares sold	52,291	114,677	—	—
Shares issued in reinvestment
of distributions	40,896	1,007	—	—
Shares redeemed	—	—	—	—
Net increase	93,187	115,684	—	—
Investor Class:
Shares sold	—	—	—	—
Shares issued in reinvestment
of distributions	—	—	—	—
Shares redeemed	—	—	—	—
Net increase	—	—	—	—
Net increase (decrease)
in capital shares	2,167,011	(2,013,780)	29,551	(3,502,212)

Jackson Square Funds

Notes to the Financial Statements (Unaudited) – Continued
April 30, 2019

	SMID-Cap Growth Fund
	Six Months Ended	Year Ended
	April 30, 2019	October 31, 2018
IS Class:
Shares sold	6,782,813	2,259,775
Shares issued in reinvestment of distributions	1,080,311	42,083
Shares redeemed	(1,899,185)	(1,600,626)
Net increase	5,963,939	701,232
Institutional Class:
Shares sold	6,227,792	3,936,516
Shares issued in reinvestment of distributions	1,796,740	54,980
Shares redeemed	(1,806,442)	(1,418,215)
Net increase	6,218,090	2,573,281
Investor Class:
Shares sold	1,175,926	3,241,951
Shares issued in reinvestment of distributions	423,615	1,727
Shares redeemed	(569,323)	(583,267)
Net increase	1,030,218	2,660,411
Net increase in capital shares	13,212,247	5,934,924

7.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by Fund for the period ended April 30, 2019, were as follows:

	U.S. Government Securities		Other
Fund	Purchases	Sales	Purchases	Sales
All-Cap Growth Fund	$—	$—	$1,308,545	$1,459,898
Global Growth Fund	—	—	1,751,238	1,794,986
Large-Cap Growth Fund	—	—	24,004,532	29,447,686
Select 20 Growth Fund	—	—	1,417,107	1,308,482
SMID-Cap Growth Fund	—	—	348,043,195	147,631,396

8.  FEDERAL TAX INFORMATION

The aggregate gross unrealized appreciation and depreciation of securities held by the Funds and the total cost of securities for federal income tax purposes at October 31, 2018, were as follows:

	Aggregate Gross	Aggregate Gross	Net	Federal Income
Fund	Appreciation	Depreciation	Appreciation	Tax Cost
All-Cap Growth Fund	$793,933	$(263,512)	$530,241	$4,769,497
Global Growth Fund	1,863,040	(270,342)	1,592,698	8,477,318
Large-Cap Growth Fund	20,821,944	(7,914,214)	12,907,730	102,780,660
Select 20 Growth Fund	1,242,875	(196,513)	1,046,362	3,747,441
SMID-Cap Growth Fund	73,082,309	(41,844,641)	31,237,668	532,277,501

The differences between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the deferral of wash sale losses.

Jackson Square Funds

Notes to the Financial Statements (Unaudited) – Continued
April 30, 2019

At October 31, 2018, the Funds’ most recently completed fiscal year end, the components of distributable earnings on a tax-basis were as follows:

	Undistributed	Undistributed	Other		Total
	Ordinary	Long Term	Accumulated	Unrealized	Distributable
Fund	Income	Capital Gains	Losses	Appreciation	Earnings
All-Cap Growth Fund	$55,462	$494,534	$(107)	$530,421	$1,080,310
Global Growth Fund	—	618,543	(44,296)	1,592,698	2,166,945
Large-Cap Growth Fund	3,146,099	23,974,541	—	12,907,730	40,028,370
Select 20 Growth Fund	—	—	(47)	1,046,362	1,046,315
SMID-Cap Growth Fund	13,750,996	52,153,930	(5,925)	31,237,668	97,136,669

As of October 31, 2018, the Funds had no capital loss carryovers. A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital, and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31 and December 31, respectively. For the taxable year ended October 31, 2018, the Funds did not defer any post-October losses. The Global Growth Fund deferred, on a tax basis, qualified late year losses of $43,624.

The tax character of distributions paid during the period ended April 30, 2019 was as follows:

Fund	Ordinary Income*	Long Term Capital Gains	Total
All-Cap Growth Fund	$56,608	$494,536	$551,144
Global Growth Fund	—	620,442	620,442
Large-Cap Growth Fund	3,266,521	23,974,557	27,241,078
Select 20 Growth Fund	—	—	—
SMID-Cap Growth Fund	13,751,068	52,154,134	65,905,202

The tax character of distributions paid during the year ended October 31, 2018 was as follows:

Fund	Ordinary Income*	Long Term Capital Gains	Total
All-Cap Growth Fund	$—	$8,332	$8,332
Global Growth Fund	183,966	3,262	187,228
Large-Cap Growth Fund	1,524,583	15,648,098	17,172,681
Select 20 Growth Fund	—	11,244,462	11,244,462
SMID-Cap Growth Fund	—	2,178,014	2,178,014

*	For Federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

9.  LINE OF CREDIT

The Large-Cap Growth Fund and SMID-Cap Growth Fund (collectively, the “Funds”) have established an unsecured line of credit (“LOC”) in the amount of $25,000,000, 15% of a Fund’s gross market value or 33.33% of the fair value of the Fund’s investments, whichever is less. The LOC matures, unless renewed on July 25, 2019. The LOC is intended to provide short-term financing, if necessary, subject to certain restrictions and covenants, in connection with shareholder redemptions and other short-term liquidity needs of the Funds. The LOC is with the Custodian. Interest is charged at the prime rate which was 5.50% as of April 30, 2019. The interest rate during the

Jackson Square Funds

Notes to the Financial Statements (Unaudited) – Continued
April 30, 2019

period was between 5.25%-5.50%. The Funds have authorized the Custodian to charge any of the accounts of the Funds for any missed payments. For the period ended April 30, 2019, the Large-Cap Growth Fund did not have any borrowings under the LOC. For the period ended April 30, 2019, the SMID-Cap Growth Fund’s LOC activity was as follows:

		Amount			Date of
	Average	Outstanding as	Interest	Maximum	Maximum
LOC Agent	Borrowings	of April 30, 2019	Expense	Borrowing	Borrowing
U.S. Bank N.A.	$2,862	$—	$76	$518,000	11/01/2018

10.  SECTOR RISKS

As of April 30, 2019, each Fund had a significant portion of their assets invested in the technology sector. The technology sector may be more sensitive to changes in domestic and international competition, economic cycles, financial resources, personnel availability, rapid innovation and intellectual property issues.

As of April 30, 2019, the All-Cap Growth Fund, Select 20 Growth Fund and SMID-Cap Growth Fund had a significant portion of its assets invested in the consumer discretionary sector. The consumer discretionary sector may be greatly impacted by changes in domestic and international economies, interest rates, competition, consumer confidence, consumer spending, government regulations, marketing, and supply and demand.

11.  CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act.  As of April 30, 2019, each Fund’s percentage of control ownership positions greater than 25% are as follows:

Fund	Shareholder	Percent of Shares Held
Global Growth Fund	Charles Schwab	44.27%
Select 20 Growth Fund	Charles Schwab	30.87%
	Christopher Bonavico	26.88%
SMID-Cap Growth Fund	National Financial Services	36.90%

Jackson Square Funds

Additional Information (Unaudited)
Approval of Investment Advisory Agreement – Jackson Square Partners, LLC

At the regular meeting of the Board of Trustees of Managed Portfolio Series (“Trust”) on February 19-20, 2019, the Trust’s Board of Trustees (“Board”), including all of the Trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, (“Independent Trustees”) considered and approved the continuation of the Investment Advisory Agreement between the Trust and Jackson Square Partners, LLC (“JSP” or the “Adviser”) regarding the Jackson Square All-Cap Growth Fund, the Jackson Square Global Growth Fund, the Jackson Square Large-Cap Growth Fund, the Jackson Square Select 20 Growth Fund and the Jackson Square SMID-Cap Growth Fund (each a “Fund” or collectively, the “Funds”) (the “Investment Advisory Agreement”) for another annual term.

Prior to the meeting and at a meeting held on January 8, 2019, the Trustees received and considered information from JSP and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the continuance of the Investment Advisory Agreement (“Support Materials”).  Before voting to approve the continuance of the Investment Advisory Agreement, the Trustees reviewed the Support Materials with Trust management and with counsel to the Independent Trustees, and received a memorandum from such counsel discussing the legal standards for their consideration of the renewal of the Investment Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.

In determining whether to continue the Investment Advisory Agreement, the Trustees considered all factors they believed relevant, including the following with respect to each Fund: (1) the nature, extent, and quality of the services provided by JSP with respect to the Fund; (2) the Fund’s historical performance and the performance of other investment accounts managed by JSP; (3) the costs of the services provided by JSP and the profits realized by JSP from services rendered to the Fund; (4) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (5) the extent to which economies of scale may be realized as the Fund grows, and whether the advisory fee for the Fund reflects such economies of scale for the Fund’s benefit; and (6) other benefits to JSP resulting from its relationship with the Funds.  In their deliberations, the Trustees weighed to varying degrees the importance of the information provided to them, did not identify any particular information that was all-important or controlling, and considered the information and made its determinations for each Fund separately and independently of the other Fund.

Based upon the information provided to the Board throughout the course of the year, including at an in-person presentation by representatives of JSP, and the Support Materials, the Board concluded that the overall arrangements between the Trust and JSP set forth in the Investment Advisory Agreement, as it relates to each Fund, continue to be fair and reasonable in light of the services that JSP performs, the investment advisory fees that each Fund pays, and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment.  The material factors and conclusions that formed the basis of the Trustees’ determination to approve the continuation of the Investment Advisory Agreement as it relates to each Fund are summarized below.

Nature, Extent and Quality of Services Provided.  The Trustees considered the scope of services that JSP provides under the Investment Advisory Agreement with respect to each Fund, noting that such services include, but are not limited to, the following: (1) investing each Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold or otherwise disposed of, and the timing of such transactions; (3) voting all proxies with respect to the Funds’ portfolio securities; (4) maintaining the required books and records for transactions that JSP effects on behalf of the Funds; (5) selecting broker-dealers to execute orders on behalf of the Funds; (6) monitoring and maintaining each Fund’s

Jackson Square Funds

Additional Information (Unaudited) – Continued
Approval of Investment Advisory Agreement – Jackson Square Partners, LLC

compliance with policies and procedures of the Trust and with applicable securities laws.  The Trustees noted JSP’s strong capitalization and its assets under management.  The Trustees then considered the Funds’ portfolio managers and noted each portfolio manager’s extensive portfolio management and security research and analysis experience.  The Trustees concluded that they were satisfied with the nature, extent and quality of services that JSP provides to each of the Funds under the Investment Advisory Agreement.

Fund Historical Performance and the Overall Performance of JSP. In assessing the quality of the portfolio management delivered by JSP, the Trustees considered the short-term and long-term performance of each Fund on both an absolute basis and in comparison to an appropriate benchmark index, each Fund’s respective peer funds according to Morningstar classifications, and each Fund’s respective composite of separate accounts that JSP manages utilizing a similar investment strategy.  When comparing each Fund’s performance against its respective Morningstar peer group, the Trustees took into account that the investment objective and strategies of the Fund, as well as the Fund’s level of risk tolerance, may differ significantly from the funds in the peer group.

•
Jackson Square All-Cap Growth Fund.  The Trustees noted the Fund had outperformed its peer group median and average over the year-to-date period ended October 31, 2018, but underperformed the peer group median and average over the one-year period. The Trustees also noted that the Fund underperformed its benchmark index over both periods. The Trustees also considered that the Fund had achieved positive total returns since inception and observed that the Fund’s performance generally tracked the performance of a composite of JSP’s similarly managed accounts over all relevant time periods.

•
Jackson Square Global Growth Fund. The Trustees noted the Fund had outperformed the peer group median and average for the year-to-date and one-year periods ended October 31, 2018.  The Trustees also observed that the Fund had outperformed its benchmark index over the same periods.  The Trustees considered that the Fund had achieved positive total returns since inception and also observed that the Fund’s performance was consistent with the performance of a composite of JSP’s similarly managed accounts over all relevant time periods.

•
Jackson Square Large-Cap Growth Fund. The Trustees noted that the Fund had outperformed its peer group median and average for the ten-year period ended October 31, 2018, but underperformed the peer group median and average for the year-to-date, one-year, three-year and five-year periods ended October 31, 2018.  The Trustees also noted that the Fund had underperformed its benchmark index over all periods. The Trustees considered that the Fund had achieved positive total returns for each relevant period since inception and also observed that the Fund’s performance was consistent with the performance of a composite of JSP’s similarly managed accounts over all relevant time periods.

•
Jackson Square Select 20 Growth Fund.  The Trustees noted that the Fund had outperformed its peer group median and average over the year-to-date, one-year, and ten-year periods ended October 31, 2018, but underperformed the peer group median and average over the three-year and five-year periods.  The Trustees also observed that the Fund outperformed its benchmark index over the year-to-date period but underperformed the benchmark over all other periods.  The Trustees also considered that the Fund had achieved positive returns for each relevant period since inception. The Trustees also observed that the Fund’s performance was consistent with the performance of a composite of JSP’s similarly managed accounts over all relevant time periods.

Jackson Square Funds

Additional Information (Unaudited) – Continued
Approval of Investment Advisory Agreement – Jackson Square Partners, LLC

•
Jackson Square SMID-Cap Growth Fund. The Trustees noted that the Fund had outperformed its peer group average and benchmark over the year-to-date, one-year, three-year, five-year, and ten-year periods ended October 31, 2018.  The Trustees also considered that the Fund had achieved positive total returns for all relevant periods since inception. The Trustees also observed that the Fund’s performance was consistent over the long-term with the performance of a composite of JSP’s similarly managed accounts over all relevant time periods.

Cost of Advisory Services and Profitability.  The Trustees considered the annual advisory fee that each Fund pays to JSP under the Investment Advisory Agreement, as well as JSP’s profitability from services that it rendered to each Fund during the 12 month period ended September 30, 2018. In that regard, the Trustees considered the effect of an expense limitation agreement on JSP’s compensation and that JSP has contractually agreed to reduce its advisory fees and, if necessary, reimburse each Fund for operating expenses, as specified in the Funds’ prospectus.  With respect to the Jackson Square All-Cap Growth Fund, Jackson Square Global Growth Fund and Jackson Square Select 20 Growth Fund, the Trustees noted that after giving effect to the expense limitation agreement, the relationship had not been profitable to JSP during the 12-month period ended September 30, 2018.  The Trustees noted that the relationship with the Jackson Square Large-Cap Growth Fund and Jackson Square SMID-Cap Growth Fund had been profitable.  The Trustees then considered that the management fees that JSP charges to separately managed accounts with similar investment strategies to that of the Jackson Square All-Cap Growth Fund and Jackson Square Global Growth Fund are generally lower than the management fee for the corresponding Fund, the management fees that JSP charges to separately managed accounts with similar investment strategies to the Jackson Square Large-Cap Growth Fund and Jackson Square SMID-Cap Growth Fund range above and below the management fee of the corresponding Fund and the management fees that JSP charges to separately managed accounts with similar investment strategies to the Jackson Square Select 20 Growth Fund are greater than the management fee of the Fund.  The Trustees took into account that JSP has additional responsibilities with respect to the Funds, including additional compliance obligations, greater cash management responsibilities and increased trading.  The Trustees concluded that JSP’s service relationships with the Jackson Square All-Cap Growth Fund and Jackson Square Global Growth Fund were not profitable to JSP but that the relationships with the other Funds each yield a reasonable profit.

Comparative Fee and Expense Data.  The Trustees considered a comparative analysis of contractual expenses borne by the Funds and those of funds in corresponding Morningstar peer group.  The Trustees noted:

•
Jackson Square All-Cap Growth Fund.  The Fund’s management fee was lower than the peer group median and average.  The total expenses of the IS Class of the Fund (after fee waivers and expense reimbursements) were equal to the peer group median and below the average, while the total expenses of the Institutional Class and Investor Class of the Fund were above the peer group median and average. When limited to comparably-sized funds, the total expenses of the IS and Institutional Classes of the Fund were below the peer group average, while the total expenses of the Investor Class of the Fund were above the peer group average.

•
Jackson Square Global Growth Fund.  The Fund’s management fee was above the peer group median and average.  The total expenses of the IS Class of the Fund (after fee waivers and expense reimbursements) were above the peer group median and average. The total expenses of the Institutional Class and Investor Class of the Fund were also above the peer group median and average but well within the range of expenses in the peer group.

Jackson Square Funds

Additional Information (Unaudited) – Continued
Approval of Investment Advisory Agreement – Jackson Square Partners, LLC

•
Jackson Square Large-Cap Growth Fund. The Fund’s management fee was considerably below the peer group median and average.  The total expenses of the IS Class and Institutional Class of the Fund (after fee waivers and expense reimbursements) were below the peer group median and average. The total expenses of the Investor Class of the Fund were slightly above the peer group median and average.

•
Jackson Square Select 20 Growth Fund.  The Fund’s management fee was lower than the peer group median and average.  The total expenses of the IS Class of the Fund (after fee waivers and expense reimbursements) were below the peer group median and average. Total expenses of the Institutional Class (after fee waivers and expense reimbursements) were below the peer group average but above the peer group median. When limited to comparably-sized funds, the total expenses of the IS and Institutional Classes of the Fund (after fee waivers and expense reimbursements) were below the peer group average, while the total expenses of the Investor Class were slightly above the peer group median and below the average.

•
Jackson Square SMID-Cap Growth Fund. The Fund’s management fee was equal to the peer group median and below the peer group average. The total expenses of the Fund’s IS and Institutional Classes (after fee waivers and expense reimbursements) were each lower than the peer group median and average. The total expenses of the Fund’s Investor Class (after fee waivers and expense reimbursements) were above the peer group median and average.

While recognizing that it is difficult to compare advisory fees because the scope of advisory services provided may vary from one investment adviser to another, the Trustees concluded that JSP’s advisory fee with respect to each Fund continues to be reasonable.

Economies of Scale. The Trustees considered whether the Funds would benefit from any economies of scale, noting that the investment advisory fees for the Funds do not contain breakpoints.  The Trustees took into account the fact that JSP had agreed to consider breakpoints in the future in response to asset growth in each of the Funds, but had noted concerns about potential capacity constraints associated with the SMID-Cap Growth Fund.  The Trustees noted that given current asset levels, it was not necessary to consider the implementation of fee breakpoints at the present time, but agreed to revisit the issue in the future as circumstances change and asset levels increase.

Other Benefits. The Trustees considered the direct and indirect benefits that could be realized by the Adviser and its affiliates from the Adviser’s relationship with the Funds. The Trustees considered that JSP realizes a soft dollar benefit with respect to portfolio transactions of the Funds. The Trustees noted that JSP does not use affiliated brokers to execute the portfolio transactions of the Funds.  The Trustees considered that JSP may receive some form of reputational benefit from services rendered to the Funds, but that such benefits are immaterial and cannot otherwise be quantified. The Trustees concluded that JSP does not receive any additional material benefits from its relationship with the Funds.

Jackson Square Funds

Additional Information (Unaudited) – Continued
April 30, 2019

AVAILABILITY OF FUND PORTFOLIO INFORMATION

Each Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov.  Each Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the Public Reference Room call 1-800-SEC-0330.  In addition, each Fund’s Form N-Q is available without charge upon request by calling 1-844-577-3863.

AVAILABILITY OF FUND PROXY VOTING INFORMATION

A description of the Funds’ Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-844-577-3863.  Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-844-577-3863, or (2) on the SEC’s website at www.sec.gov.

Jackson Square Funds

Privacy Notice (Unaudited)

The Funds collect only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you.  The Funds collect financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Funds do not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law.  Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Funds, as well as the Funds’ investment adviser who is an affiliate of the Funds.  If you maintain a retirement/educational custodial account directly with the Funds, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes.  The Funds limit access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Funds.  All shareholder records will be disposed of in accordance with applicable law.  The Funds maintain physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

Jackson Square Funds

Disclosures

The materials provided herein are for general information purposes only and may not be copied or redistributed without Jackson Square’s prior consent.  The views expressed represent Jackson Square’s assessment of the strategy and market environment as of the date identified herein and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice. The information in this presentation, including statements concerning financial markets is based on current market conditions, which will fluctuate and may be superseded by subsequent market events or for other reasons.

Opinions expressed are those of Jackson Square Partners, LLC and are subject to change, are not guaranteed and should not be considered investment advice.

Holdings are as of the date provided and subject to change.  Please note that where a partial list of holdings has been provided, a full list is available upon request.

Mutual fund investing involves risk. Principal loss is possible. With the exception of the All-Cap Growth Fund, the Funds are non-diversified meaning they may concentrate their assets in fewer individual holdings than a diversified fund. Therefore each Fund is more exposed to individual stock volatility than a diversified fund. Small- and Mid-capitalization companies tend to have limited liquidity and greater price volatility than large capitalization companies. Investments in foreign securities involve greater volatility and political economic and currency risks and differences in accounting methods. These risks are greater in emerging and frontier markets. Frontier market countries generally have smaller economies and even less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries. Investments in Real Estate Investment Trusts (REITs) involve additional risks such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments. When the Fund buys or sells securities on a foreign stock exchange, the transaction is undertaken in the local currency rather than in U.S. dollars. The value of the foreign currency may increase or decrease against the value of the U.S. dollar, which may impact the value of the Fund’s portfolio holdings and your investment. Other countries may adopt economic policies and/or currency exchange controls that affect their currency valuations in a manner that is disadvantageous to U.S. investors and companies. From time to time, the trading market for a particular security or type of security in which the Funds invest may become less liquid or even illiquid.

Past performance is no guarantee of future results.

Diversification does not assure a profit, nor does it protect against a loss in a declining market.

For comparison purposes, the indices are fully invested and include the reinvestment of income. Index returns do not reflect management fees, transaction costs, or expenses. The indices are unmanaged, and one cannot invest directly in an index. Benchmark information contained herein has been obtained from third party sources believed to be reliable, but we cannot guarantee its accuracy or completeness.  The volatility of the indices presented may be materially different from the performance of the Funds.  The indices employ different investment guidelines and criteria than the Funds; as a result, the holdings in the Funds may differ significantly from the securities that comprise the indices.  All third-party marks are the property of their respective owners. All performance data regarding the indices are historical and are not indicative of future results, and there can be no assurance that these or comparable results will actually be achieved by the strategies or that the strategies’ investment objectives will be achieved.

Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.  The index is unmanned and an investment cannot be made into the index.

Russell 2500® Growth Index measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500® companies with higher price-to-book ratios and higher forecasted growth values.  The index is unmanned and an investment cannot be made into the index.

Jackson Square Funds

Disclosures – Continued

Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® companies with higher price-to-book ratios and higher forecasted growth values.  The index is unmanned and an investment cannot be made into the index.

MSCI All Country World Index is a free float-adjusted market capitalization weighted index designed to measure equity market performance across developed markets world-wide. Index “net” return reflects minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.  The index is unmanned and an investment cannot be made into the index.  The index is a service mark of MSCI Barra.  MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Alpha gauges the performance of an investment against a market index or benchmark that is considered to represent the market’s movement as a whole. The excess return of an investment relative to the return of a benchmark index is the investment’s alpha.

This report must be preceded or accompanied by a prospectus.

Jackson Square Partners, LLC is the adviser to the Jackson Square Partner Funds, which are distributed by Quasar Distributors, LLC.

(This Page Intentionally Left Blank.)

Investment Adviser
Jackson Square Partners, LLC
101 California Street, Suite 3750
San Francisco, California  94111

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, Wisconsin  53202

Custodian
U.S. Bank N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wisconsin  53212

Administrator, Fund Accountant
And Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, Wisconsin  53202

Legal Counsel
Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, Pennsylvania  19103

This report should be accompanied or preceded by a prospectus.

The Funds’ Statement of Additional Information contains additional information about the
Funds’ trustees and is available without charge upon request by calling 1-844-577-3863.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to Registrants who are not listed as issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Not applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Managed Portfolio Series

By (Signature and Title)                      /s/ Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date     July 3, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)                      /s/ Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date     July 3, 2019

By (Signature and Title)                      /s/ Ryan L. Roell
Ryan L. Roell, Treasurer

Date     July 3, 2019